UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-5628

Name of Registrant:	Vanguard Malvern Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2004 - September 30, 2005

Item 1:	Reports to Shareholders

Vanguard® Asset Allocation Fund

> Annual Report

September 30, 2005

> For the 12 months ended September 30, 2005, the Investor Shares of Vanguard Asset Allocation Fund returned 11.6% and the Admiral Shares 11.7%, compared with 10.6% for the fund’s benchmark composite index.

> The fund’s returns were comparable to the average return for mutual funds that share its flexible-allocation mandate.

> On January 26, the fund shifted to a 100% stock allocation, adding value above the benchmark’s performance as stocks far outpaced bonds during the period.

Contents

Your Fund's Total Returns	1
Chairman's Letter	2
Advisor's Report	7
Fund Profile	9
Performance Summary	11
Financial Statements	13
Your Fund's After-Tax Returns	30
About Your Fund's Expenses	31
Trustees Renew Advisory Agreement	33
Glossary	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2005

Vanguard Asset Allocation Fund

Investor Shares	11.6%

Admiral(TM)Shares[1]	11.7

Asset Allocation Composite Index[2]	10.6

Average Flexible Portfolio Fund[3]	11.7

Dow Jones Wilshire 5000 Index	14.7

Your Fund's Performance at a Glance September 30, 2004-September 30, 2005			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Asset Allocation Fund

Investor Shares	$22.92	$25.08	$0.480	$0.000

Admiral Shares[1]	51.47	56.33	1.134	0.000

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2  65% S&P 500 Index and 35% Lehman Long Treasury Index.
3  Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Vanguard Asset Allocation Fund ended the 2005 fiscal year with returns of 11.6% for Investor Shares and 11.7% for Admiral Shares, a full percentage point higher than the gain of its benchmark index and in line with the performance of the average comparable fund.

The advisor’s strategic allocations among asset classes enabled your fund to capture most of the advances in the stock market. On September 30, 2005, the portfolio stood at 100% stocks. This heavy equity allocation helped the fund to outpace its benchmark index, which has a fixed allocation of 65% stocks and 35% bonds. Stocks significantly outperformed bonds during the 12-month period.

The fund’s returns were comparable to the average return for mutual funds that share its flexible-allocation mandate. The top table on page 1 presents the 12-month total returns (capital change plus reinvested dividends) for the fund’s two share classes along with the returns of its comparative standards and the broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index. The second table shows the fund’s distributions to shareholders in the period.

If you own the Asset Allocation Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 30.

Despite some economic bumps, stocks fared well

The U.S. stock market navigated through the past 12 months with strong gains, despite some underlying periods of weakness. Throughout the period, economic reports generally suggested a solid expansion, though several warning signals flared. Some analysts wondered whether consumers—the most important pillar of the economy—could continue to withstand the effects of persistently high energy prices and the potentially wide-ranging impact of Hurricane Katrina in an environment of modest income gains.

Over the fiscal year, the broad U.S. market climbed more than 14%. Returns from small- and mid-capitalization stocks outpaced those of large-cap stocks. Value-oriented stocks (those that typically trade at below-market valuations relative to their earnings, book values, and other fundamental measures) generally produced better returns than growth-oriented issues (those expected to return above-average earnings growth). International stocks, particularly those from emerging markets, delivered outstanding returns relative to U.S. stocks.

Bond market continued to show interesting yield trend

In the fixed income market, short-term interest rates rose sharply while rates for the longest-term bonds fell. This unusual pattern has led to a “flattening” of the yield curve. Since bond prices move in the opposite direction from yields, this flattening has led to weak returns for short-term bonds and respectable returns for long-term bonds.

Market Barometer	Average Annual Total Returns Periods Ended September 30, 2005
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	14.3%	17.7%	-1.3%

Russell 2000 Index (Small-caps)	18.0	24.1	6.4

Dow Jones Wilshire 5000 Index (Entire market)	14.7	18.4	-0.5

MSCI All Country World Index ex USA (International)	29.5	27.2	4.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	2.8%	4.0%	6.6%

Lehman Municipal Bond Index	4.0	4.2	6.3

Citigroup 3-Month Treasury Bill Index	2.5	1.6	2.3

CPI

Consumer Price Index	4.7%	3.2%	2.7%

The Federal Reserve Board raised its target federal funds rate on eight occasions during the 12 months, for a total increase of 2 percentage points during the period. The yield of the 3-month U.S. Treasury bill, which closely follows the Fed’s moves and serves as a proxy for money market rates, ended the period at 3.54%—more than double its initial 1.70% level. Meanwhile, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term rates, started the fiscal year at 4.12%, rose to 4.48% in March, dipped to 3.91% by the end of June, and ended the period at 4.32%.

The Lehman Brothers Aggregate Bond Index, a measure of the broad investment-grade bond market, returned 2.8% for the 12 months. The returns of corporate bonds were generally higher than those of government issues. High-yield bonds, whose performance is generally more attuned to the financial health of their issuers than to interest rates, saw substantially higher returns than either corporate or U.S. Treasury bonds.

The fund’s heavy stock weighting led to outperformance

Mellon Capital Management, investment advisor to the Asset Allocation Fund, uses a forward-looking, quantitative model to assess the relative attractiveness of asset classes. The model compares projected returns for stocks and bonds and the associated risks of each.

If stocks are considered to be fairly priced relative to bonds, your fund will hold a 65%/35% blend of stocks listed in the Standard & Poor’s 500 Index and U.S. Treasury bonds—the same allocation as the fund’s composite benchmark. If Mellon

Expense Ratios: [1] Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Flexible Portfolio Fund

Asset Allocation Fund	0.38%	0.28%	1.28%

1 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Capital expects that stocks will outperform relative to bonds on a risk-adjusted basis, the fund increases its stock exposure.

Since 2002, the portfolio has been strongly tilted toward stocks. In late January, the advisor increased the fund’s stock allocation from 90% to 100% of assets, reflecting Mellon’s assessment that the spread between the expected risk-adjusted returns of stocks and bonds had widened further (see the table below). This enabled the fund to capture the stock market’s generally strong returns for much of the 12-month period, while avoiding exposure to bonds in the face of rising interest rates.

Over a decade, the fund has rewarded its long-term investors

The Asset Allocation Fund has provided excellent long-term results. Over the past ten years, the fund’s Investor Shares have averaged a 9.7% annual return, compared with 9.4% for the composite index, which does not incur the transaction costs and expenses faced by the fund. The fund has also outpaced the broad stock market, even with an asset allocation that at times included investments in generally lower-risk, lower-returning U.S. Treasury bonds.

As the table on this page shows, the Asset Allocation Fund also performed favorably against the average returns for competing funds, besting them by more than two percentage points. A

Portfolio Allocation Changes
Date	Stocks	Bonds	Cash

Starting Allocation:
September 30, 2004	90%	10%	0%
January 26, 2005	100	0	0

Total Returns	Ten Years Ended September 30, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment

Asset Allocation Fund
Investor Shares	9.7%	$25,138

Asset Allocation
Composite Index	9.4	24,647

Average Flexible
Portfolio Fund	7.4	20,411

Dow Jones Wilshire
5000 Index	9.4	24,619

hypothetical $10,000 investment made in your fund ten years ago would have grown to $25,138—$4,727 more than a similar investment in the average peer fund.

Diversification is key to your success as an investor

By carefully choosing a diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and your tolerance for risk, you position your portfolio to help you reach your desired destination as an investor. A diversified portfolio allows you to participate in the potential rewards offered by each asset class—and also helps to mitigate the effects of the inevitable downturns.

If you keep your investment expenses low and hold fast to a long-term investment program, you’ll be well-positioned to experience steady growth. Maintaining just such an emphasis on constancy and the long-term can help you reach your financial goals.

Vanguard Asset Allocation Fund can play an important role in your portfolio, allowing you to benefit from a tactical asset allocation strategy executed by a talented advisor. Over time, the fund has demonstrated the ability to improve on the returns of a static allocation among asset classes.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
October 14, 2005

Advisor’s Report

For the fiscal year ended September 30, 2005, the U.S. equity market posted solid gains relative to long-term U.S. Treasury bonds. Vanguard Asset Allocation Fund maintained an overweighting in stocks relative to the neutral benchmark allocation of 65% stocks/35% bonds during the fiscal year, and its Investor Shares outperformed the benchmark by 1 percentage point. The Investor Shares had a total return (price change plus reinvested income) of 11.6% in the period, and the Admiral Shares, 11.7%. The Asset Allocation Composite Index, with its 65% stocks/35% bonds makeup, had a total return of 10.6%, reflecting the 12.3% return of the S&P 500 Index and the 6.9% return of the Lehman Long Treasury Index.

The investment environment

The fund maintained an aggressive allocation to equities (ranging from 90% to 100%) throughout the fiscal year. During the period, stocks outperformed long-term bonds as the nation’s economic recovery continued. The Federal Reserve Board responded to the continued economic strength by raising its target for short-term interest rates eight times in the fiscal year, by a total of 2 percentage points. Despite stocks’ outperformance versus bonds in the period, the underlying economic fundamentals on which we based our overweighting of equities remained intact as of the fiscal year-end.

As you know, we follow a disciplined process that focuses on forward-looking risk-adjusted returns. We evaluate the return of each asset class individually and comparatively (adjusted for risk), and we then choose the asset allocation most likely to maximize the fund’s long-run risk-adjusted returns. At the end of the 2005 fiscal year, with the S&P 500 Index at 1,229 and corporate bonds yielding about 5.5% (4.6% for long-term Treasuries), our tactical asset allocation (TAA) model continued to call for an overweighted (100%) allocation to stocks.

The consensus outlook for sustained economic growth with benign inflation is consistent with (and supports) our positive view of equities. For the nine months ended September 30, revisions in consensus earnings forecasts for companies in the S&P 500 Index had a positive effect on our expected return for stocks, and analysts are forecasting an annualized earnings growth rate of about 11% over the next five years. While there are no guarantees, such a growth rate appears quite attainable given the current backdrop of low interest rates and a strong economy.

Our successes

Consistent with our TAA model’s wide spread between the expected returns of stocks and bonds on September 30, 2004, we began the fund’s 2005 fiscal year with an aggressive 90% allocation to stocks. We maintained this overweighting (with stock allocations ranging from 90% to 100%) during the fiscal year, a period in which the S&P 500 Index outperformed the Lehman Long Treasury Index by more than 5 percentage points.

As always, we used a disciplined evaluation of the expected returns of stocks relative to the expected returns of bonds and cash in determining our allocations. Throughout much of the fiscal year, the expected returns of stocks substantially exceeded those of bonds and cash (with the equity risk premium remaining well above its long-run fair value). In addition, our equity allocation was driven by solid earnings, cash flow, and growth prospects for corporate America.

Our shortfalls

Despite the relative outperformance of your fund versus the benchmark composite index during the fiscal year, the fund underperformed its benchmark in the second and third fiscal quarters. Consistent with the high equity risk premium, we moved to a 100% stock allocation in January 2005. This overweighting turned out to be slightly early as bonds outperformed stocks by 9 percentage points during the middle two quarters of the fiscal year, and accordingly, it hurt the fund’s performance. Nonetheless, in the context of the entire year, our overweighted equity position paid off as stocks handsomely outperformed bonds.

Over the past three decades, there have been six other occasions when our TAA model recommended a 100% allocation to stocks. While each of the previous instances was followed by a period of substantial positive returns for stocks (the average return of the S&P 500 Index in the 12 months after each 100% recommendation was 25%), the path has not always been straight. For example, in the six months immediately following our 100% equity allocation in the fall of 1977, the S&P 500 Index returned –7.6%, before rebounding significantly. In any event, we fully expect that the markets will correct the current imbalance between stock and bond valuations within a very reasonable time horizon.

Our portfolio positioning

After updating and reevaluating our data, we can report that there has been no change in our view that the U.S. equity market remains attractive. With the S&P 500 Index near 1,229 at fiscal year-end, we updated our expected return for equities. Based on our most recent calculations, we expect (but certainly can’t guarantee) that the S&P 500 Index will deliver an average return of about 10.4% a year over the next ten years. Meanwhile, high-grade corporate bonds currently trade at a yield of about 5.5%. At around 4.9% a year, the Mellon Capital expected risk premium remains compelling (the long-run average risk premium has been 3.5%), and consequently, our TAA model continues to recommend a 100% allocation to stocks. We remain confident that, in time, the fund’s investors will be rewarded for bearing the risk of our current 100% stock recommendation.

Sincerely,

Thomas F. Loeb
Chairman and Chief Executive Officer
Mellon Capital Management Corporation
October 20, 2005

Fund Profile
As of September 30, 2005

Total Fund Characteristics

Turnover Rate	6%

Expense Ratio

Investor Shares	0.38%

Admiral Shares	0.28%

Short-Term Reserves	0%

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]	Broad Index[2]

Auto & Transportation	2%	2%	2%

Consumer Discretionary	12	12	15

Consumer Staples	8	8	7

Financial Services	21	21	22

Health Care	13	13	12

Integrated Oils	7	7	5

Other Energy	4	4	5

Materials & Processing	3	3	4

Producer Durables	4	4	5

Technology	14	14	13

Utilities	7	7	6

Other	5	5	4

Total Fund Volatility Measures
	Fund	Composite Index[3]	Fund	Broad Index[2]

R-Squared	0.82	1.00	0.96	1.00

Beta	1.30	1.00	0.90	1.00

Ten Largest Stocks[4] (% of equity portfolio)

ExxonMobil Corp.	oil	3.6%

General Electric Co.	conglomerate	3.2

Microsoft Corp.	software	2.1

Citigroup, Inc.	banking	2.1

Johnson & Johnson	pharmaceuticals	1.7

Pfizer Inc.	pharmaceuticals	1.7

Bank of America Corp.	banking	1.5

American International Group, Inc.	insurance	1.5

Altria Group, Inc.	tobacco	1.4

Intel Corp.	electronics	1.4

Top Ten	20.2%

Top Ten as % of Total Net Assets	16.6%

Fund Asset Allocation

100% Stocks

1 S&P 500 Index.
2 Dow Jones Wilshire 5000 Index.
3 65% S&P 500 Index and 35% Lehman Long Treasury Index.
4 “Ten Largest Stocks” excludes any temporary cash investments and equity index products.
See pages 35 and 36 for a glossary of investment terms.

Equity Characteristics
	Fund	Comparative Index[1]	Broad Index[2]

Number of Stocks	500	500	4,967

Median Market Cap	$51.5B	$51.5B	$27.0B

Price/Earnings Ratio	17.9x	17.9x	21.1x

Price/Book Ratio	2.8x	2.8x	2.8x

Dividend Yield	1.8%	1.8%	1.6%

Return on Equity	19.0%	19.0%	17.7%

Earnings Growth Rate	12.6%	12.6%	9.1%

Foreign Holdings	0.0%	0.0%	2.2%

Fixed Income Characteristics
	Fund	Comparative Index[3]	Broad Index[4]

Number of Bonds	0	36	6,262

Average Coupon	-	7.3%	5.2%

Average Effective Maturity	-	17.3 years	7.0 years

Average Quality	-	AAA	AA1

Average Duration	-	10.7 years	4.4 years

As of September 30, 2005, the fund owned no bonds. When the fund owns bonds, it typically invests in long-term U.S. Treasury securities.

Equity Investment Focus

Fixed Income Investment Focus

1 S&P 500 Index.
2 Dow Jones Wilshire 5000 Index.
3 Lehman Long Treasury Index.
4 Lehman Aggregate Bond Index.
See pages 35 and 36 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance September 30, 1995–September 30, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended September 30, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Asset Allocation Fund Investor Shares	11.60%	2.74%	9.66%	$25,138

Dow Jones Wilshire 5000 Index	14.65	-0.53	9.43	24,619

Asset Allocation Composite Index[1]	10.57	2.49	9.44	24,647

Average Flexible Portfolio Fund[2]	11.66	1.96	7.40	20,411

	One Year	Since Inception[3]	Final Value of a $100,000 Investment

Asset Allocation Fund Admiral Shares	11.74%	4.93%	$121,994

Dow Jones Wilshire 5000 Index	14.65	4.32	119,097

Asset Allocation Composite Index1	10.57	4.76	121,168

1 65% S&P 500 Index and 35% Lehman Long Treasury Index.
2 Derived from data provided by Lipper Inc.
3 August 13, 2001.Note: See Financial Highlights
tables on pages 24 and 25 for dividend and capital gains information.

Fiscal-Year Total Returns (%) September 30, 1995–September 30, 2005

	Asset Allocation Fund Investor Shares			Composite Index
Fiscal Year	Capital Return	Income Return	Total Return	Total Return1

1996	11.1%	4.2%	15.3%	13.9%

1997	24.7	4.7	29.4	30.4

1998	11.5	3.7	15.2	14.2

1999	10.5	4.2	14.7	14.4

2000	7.0	4.4	11.4	12.4

2001	-16.6	3.1	-13.5	-13.8

2002	-18.5	2.1	-16.4	-8.8

2003	24.1	1.7	25.8	17.4

2004	10.9	1.9	12.8	10.8

2005	9.4	2.2	11.6	10.6

1 65% S&P 500 Index and 35% Lehman Long Treasury Index.

Financial Statements

Statement of Net Assets
 As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Shares	Market Value• ($000)
Common Stocks (82.1%)[1]

Auto & Transportation (1.9%)
United Parcel Service, Inc.	894,767	61,855
FedEx Corp.	244,674	21,318
Burlington Northern Santa Fe Corp.	301,802	18,048
Union Pacific Corp.	213,204	15,287
Ford Motor Co.	1,497,485	14,765
^General Motors Corp.	448,712	13,735
Norfolk Southern Corp.	326,926	13,260
Harley-Davidson, Inc.	231,854	11,231
PACCAR, Inc.	135,118	9,173
Southwest Airlines Co.	559,912	8,315
CSX Corp.	175,303	8,148
Genuine Parts Co.	135,653	5,819
*The Goodyear Tire & Rubber Co.	132,103	2,059
*Navistar International Corp.	53,081	1,721
Delphi Corp.	434,076	1,198
Dana Corp.	115,411	1,086
Visteon Corp.	101,155	989
Cooper Tire & Rubber Co.	57,151	873
		208,880
Consumer Discretionary (10.0%)
Wal-Mart Stores, Inc.	2,019,204	88,482
Time Warner, Inc.	3,793,478	68,700
Home Depot, Inc.	1,729,683	65,970
Gillette Co.	727,905	42,364
Viacom Inc. Class B	1,271,884	41,985
Lowe's Cos., Inc.	630,052	40,575
The Walt Disney Co.	1,621,051	39,116
*eBay Inc.	899,060	37,041
Target Corp.	708,970	36,817
*Yahoo! Inc.	1,026,570	34,739
McDonald's Corp.	1,007,219	33,732
The News Corp., Inc.	1,984,100	30,932
Kimberly-Clark Corp.	383,699	22,842
Carnival Corp.	350,449	17,515
Cendant Corp.	837,599	17,288
Costco Wholesale Corp.	387,199	16,684
*Starbucks Corp.	311,956	15,629
Best Buy Co., Inc.	337,132	14,675
The McGraw-Hill Cos., Inc.	301,406	14,480
Federated Department Stores, Inc.	214,275	14,329
Clear Channel Communications, Inc.	429,919	14,140
*Kohl's Corp.	278,555	13,978
*Electronic Arts Inc.	243,815	13,871
Gannett Co., Inc.	198,504	13,663
Waste Management, Inc.	444,919	12,729
NIKE, Inc. Class B	155,384	12,692
Staples, Inc.	590,410	12,588
Omnicom Group Inc.	145,903	12,202
Yum! Brands, Inc.	230,154	11,142
Avon Products, Inc.	374,457	10,110
Starwood Hotels & Resorts Worldwide, Inc.	175,903	10,056
J.C. Penney Co., Inc. (Holding Co.)	211,354	10,022
*Sears Holdings Corp.	80,122	9,969
*Coach, Inc.	304,400	9,546
*Bed Bath & Beyond, Inc.	234,354	9,416
Harrah's Entertainment, Inc.	144,352	9,410

Shares	Market Value• ($000)

Marriott International, Inc. Class A	145,453	9,164
The Gap, Inc.	473,010	8,245
*Apollo Group, Inc. Class A	124,103	8,239
TJX Cos., Inc.	384,858	7,882
Tribune Co.	226,257	7,668
*Office Depot, Inc.	255,605	7,591
International Game Technology	269,255	7,270
Nordstrom, Inc.	191,204	6,562
R.R. Donnelley & Sons Co.	166,303	6,165
*Fisher Scientific International Inc.	95,452	5,923
Hilton Hotels Corp.	264,756	5,909
Limited Brands, Inc.	282,133	5,764
Mattel, Inc.	338,244	5,642
Eastman Kodak Co.	226,904	5,521
*Univision Communications Inc.	203,505	5,399
Black & Decker Corp.	62,901	5,164
Cintas Corp.	118,303	4,856
Robert Half International, Inc.	135,853	4,835
Dollar General Corp.	258,543	4,742
Newell Rubbermaid, Inc.	207,013	4,689
Tiffany & Co.	113,052	4,496
VF Corp.	72,230	4,187
Wendy's International, Inc.	89,852	4,057
Whirlpool Corp.	52,801	4,001
*Interpublic Group of Cos., Inc.	327,556	3,813
Knight Ridder	64,401	3,779
*AutoZone Inc.	44,951	3,742
New York Times Co. Class A	117,552	3,497
Darden Restaurants Inc.	112,853	3,427
Liz Claiborne, Inc.	80,852	3,179
The Stanley Works	66,901	3,123
Leggett & Platt, Inc.	151,903	3,068
Alberto-Culver Co. Class B	67,651	3,027
*AutoNation, Inc.	145,704	2,910
Jones Apparel Group, Inc.	100,052	2,851
*Monster Worldwide Inc.	88,802	2,727
RadioShack Corp.	108,531	2,692
Family Dollar Stores, Inc.	134,303	2,669
Reebok International Ltd.	47,051	2,662
Hasbro, Inc.	134,603	2,645
International Flavors & Fragrances, Inc.	73,501	2,620
Circuit City Stores, Inc.	132,953	2,281
Sabre Holdings Corp.	112,021	2,272
OfficeMax, Inc.	67,651	2,142
Meredith Corp.	38,501	1,921
*Convergys Corp.	115,152	1,655
Snap-On Inc.	45,251	1,634
*Allied Waste Industries, Inc.	176,305	1,490
Dillard's Inc.	65,501	1,368
Maytag Corp.	60,351	1,102
*Big Lots Inc.	90,952	1,000
		1,092,696
Consumer Staples (6.1%)
Altria Group, Inc.	1,677,391	123,640
The Procter & Gamble Co.	1,989,446	118,292
PepsiCo, Inc.	1,349,426	76,526
The Coca-Cola Co.	1,679,076	72,519
Walgreen Co.	826,195	35,898
Anheuser-Busch Cos., Inc.	627,690	27,016
Colgate-Palmolive Co.	416,707	21,998
CVS Corp.	656,912	19,057
Sysco Corp.	501,109	15,720
General Mills, Inc.	293,806	14,161
*The Kroger Co.	587,411	12,095
Sara Lee Corp.	627,062	11,883
Wm. Wrigley Jr. Co.	151,873	10,917
ConAgra Foods, Inc.	418,508	10,358
H.J. Heinz Co.	272,505	9,957
Kellogg Co.	208,896	9,636
Safeway, Inc.	362,607	9,283
The Hershey Co.	156,074	8,789
Albertson's, Inc.	295,692	7,585
The Clorox Co.	118,203	6,565
Reynolds American Inc.	70,162	5,825
UST, Inc.	131,403	5,501
Coca-Cola Enterprises, Inc.	243,607	4,750
Campbell Soup Co.	152,346	4,532

Shares	Market Value• ($000)

Brown-Forman Corp. Class B	71,372	4,249
*Constellation Brands, Inc. Class A	158,400	4,118
Tyson Foods, Inc.	203,100	3,666
The Pepsi Bottling Group, Inc.	128,044	3,656
McCormick & Co., Inc.	108,752	3,549
Molson Coors Brewing Co. Class B	52,951	3,389
SuperValu Inc.	103,852	3,232
		668,362
Financial Services (17.3%)
Citigroup, Inc.	4,168,078	189,731
Bank of America Corp.	3,247,132	136,704
American International Group, Inc.	2,097,373	129,953
JPMorgan Chase & Co.	2,839,730	96,352
Wells Fargo & Co.	1,364,125	79,897
Wachovia Corp.	1,274,712	60,664
American Express Co.	1,003,694	57,652
Morgan Stanley	881,896	47,569
Merrill Lynch & Co., Inc.	750,994	46,073
The Goldman Sachs Group, Inc.	376,357	45,757
U.S. Bancorp	1,469,005	41,250
Fannie Mae	782,154	35,056
Freddie Mac	558,440	31,529
MetLife, Inc.	612,811	30,536
Allstate Corp.	537,665	29,728
Prudential Financial, Inc.	414,888	28,030
Washington Mutual, Inc.	710,714	27,874
Lehman Brothers Holdings, Inc.	219,004	25,510
First Data Corp.	623,519	24,941
MBNA Corp.	1,011,624	24,926
St. Paul Travelers Cos., Inc.	545,860	24,493
SunTrust Banks, Inc.	294,054	20,422
Automatic Data Processing, Inc.	468,909	20,182
The Hartford Financial Services Group Inc.	242,034	18,678
Capital One Financial Corp.	234,214	18,625
AFLAC Inc.	405,458	18,367
The Bank of New York Co., Inc.	617,761	18,168
SLM Corp.	337,906	18,125
BB&T Corp.	435,558	17,009
Progressive Corp. of Ohio	159,403	16,701
Fifth Third Bancorp	451,471	16,583
Countrywide Financial Corp.	480,508	15,847
National City Corp.	470,582	15,736
The Chubb Corp.	160,303	14,355
PNC Financial Services Group	235,004	13,635
State Street Corp.	267,355	13,079
Marsh & McLennan Cos., Inc.	423,557	12,872
Golden West Financial Corp.	213,734	12,694
Charles Schwab Corp.	870,635	12,563
CIGNA Corp.	104,602	12,328
Regions Financial Corp.	369,160	11,488
Simon Property Group, Inc. REIT	153,853	11,404
Equity Office Properties Trust REIT	331,806	10,853
Mellon Financial Corp.	336,657	10,763
The Principal Financial Group, Inc.	226,005	10,706
ACE Ltd.	226,054	10,640
KeyCorp	324,805	10,475
Moody's Corp.	204,304	10,436
Loews Corp.	110,423	10,204
Franklin Resources Corp.	121,014	10,160
Paychex, Inc.	269,156	9,980
Bear Stearns Co., Inc.	89,699	9,844
North Fork Bancorp, Inc.	379,629	9,681
ProLogis REIT	201,503	8,929
Equity Residential REIT	225,204	8,524
Vornado Realty Trust REIT	95,300	8,255
Aon Corp.	252,580	8,103
Comerica, Inc.	135,453	7,978
Northern Trust Corp.	149,953	7,580
XL Capital Ltd. Class A	110,652	7,528
CIT Group Inc.	163,800	7,400
Lincoln National Corp.	141,703	7,371
M & T Bank Corp.	69,532	7,350
Marshall & Ilsley Corp.	164,503	7,157
AmSouth Bancorp	277,955	7,021
MBIA, Inc.	113,902	6,905

Shares	Market Value• ($000)

T. Rowe Price Group Inc.	104,852	6,847
*Fiserv, Inc.	149,003	6,835
Archstone-Smith Trust REIT	171,100	6,822
Synovus Financial Corp.	241,304	6,689
Sovereign Bancorp, Inc.	296,745	6,540
H & R Block, Inc.	255,806	6,134
Ambac Financial Group, Inc.	82,202	5,923
Cincinnati Financial Corp.	138,477	5,801
Plum Creek Timber Co. Inc. REIT	143,653	5,446
Jefferson-Pilot Corp.	105,852	5,416
*E*TRADE Financial Corp.	304,452	5,358
SAFECO Corp.	97,552	5,207
MGIC Investment Corp.	79,252	5,088
Zions Bancorp	70,451	5,017
Torchmark Corp.	89,651	4,736
UnumProvident Corp.	223,795	4,588
Public Storage, Inc. REIT	67,700	4,536
Compass Bancshares Inc.	97,830	4,484
Huntington Bancshares Inc.	186,041	4,180
*Providian Financial Corp.	224,404	3,967
Equifax, Inc.	111,352	3,891
First Horizon National Corp.	97,252	3,535
Apartment Investment & Management Co.
Class A REIT	72,751	2,821
Janus Capital Group Inc.	186,554	2,696
Federated Investors, Inc.	68,452	2,275
Dow Jones & Co., Inc.	47,551	1,816
Ryder System, Inc.	48,451	1,658
		1,885,235
Health Care (10.6%)
Johnson & Johnson	2,396,928	151,678
Pfizer Inc.	5,939,098	148,299
*Amgen, Inc.	997,091	79,438
UnitedHealth Group Inc.	1,016,720	57,140
Abbott Laboratories	1,256,123	53,260
Medtronic, Inc.	978,658	52,476
Wyeth	1,083,840	50,149
Eli Lilly & Co.	916,257	49,038
Merck & Co., Inc.	1,774,263	48,278
Bristol-Myers Squibb Co.	1,580,589	38,029
*WellPoint Inc.	495,848	37,595
Schering-Plough Corp.	1,193,132	25,115
Cardinal Health, Inc.	344,132	21,832
Aetna Inc.	233,716	20,132
Baxter International, Inc.	503,059	20,057
Guidant Corp.	266,725	18,375
*Caremark Rx, Inc.	361,557	18,053
*Gilead Sciences, Inc.	368,406	17,963
HCA Inc.	366,851	17,580
*Genzyme Corp.-General Division	207,453	14,862
*St. Jude Medical, Inc.	294,606	13,788
*Medco Health Solutions, Inc.	247,533	13,572
*Zimmer Holdings, Inc.	195,320	13,456
McKesson Corp.	249,219	11,825
Stryker Corp.	236,456	11,688
*Boston Scientific Corp.	480,632	11,232
*Forest Laboratories, Inc.	282,905	11,025
*Biogen Idec Inc.	273,899	10,814
Becton, Dickinson & Co.	199,054	10,436
Allergan, Inc.	105,652	9,680
*Express Scripts Inc.	122,102	7,595
*Coventry Health Care Inc.	87,800	7,553
Biomet, Inc.	197,654	6,861
Quest Diagnostics, Inc.	134,464	6,796
AmerisourceBergen Corp.	86,052	6,652
*MedImmune Inc.	194,704	6,552
*Humana Inc.	133,903	6,411
C.R. Bard, Inc.	80,302	5,302
*Laboratory Corp. of America Holdings	108,500	5,285
*Hospira, Inc.	121,632	4,983
IMS Health, Inc.	189,962	4,781
Health Management Associates Class A	185,154	4,346
*Chiron Corp.	98,233	4,285
*Tenet Healthcare Corp.	363,107	4,078
Mylan Laboratories, Inc.	176,654	3,402
Bausch & Lomb, Inc.	41,951	3,385
*Watson Pharmaceuticals, Inc.	82,902	3,035
Manor Care, Inc.	76,251	2,929
*King Pharmaceuticals, Inc.	188,720	2,902
*Millipore Corp.	37,151	2,336
		1,156,334

Shares	Market Value• ($000)

Integrated Oils (5.4%)
ExxonMobil Corp.	5,088,118	323,299
Chevron Corp.	1,820,230	117,823
ConocoPhillips Co.	1,125,550	78,687
Occidental Petroleum Corp.	323,116	27,604
Marathon Oil Corp.	295,814	20,390
Amerada Hess Corp.	64,551	8,876
Murphy Oil Corp.	132,600	6,613
		583,292
Other Energy (3.0%)
Schlumberger Ltd.	475,419	40,116
Halliburton Co.	410,817	28,149
Valero Energy Corp.	247,604	27,994
Devon Energy Corp.	373,806	25,658
Burlington Resources, Inc.	311,976	25,370
Apache Corp.	260,811	19,618
Anadarko Petroleum Corp.	193,087	18,488
*Transocean Inc.	265,712	16,291
Baker Hughes, Inc.	269,265	16,070
EOG Resources, Inc.	190,104	14,239
XTO Energy, Inc.	286,900	13,002
Williams Cos., Inc.	451,478	11,310
Kerr-McGee Corp.	96,630	9,384
BJ Services Co.	259,004	9,322
*National Oilwell Varco Inc.	140,150	9,222
*Nabors Industries, Inc.	127,202	9,137
Sunoco, Inc.	109,936	8,597
*Weatherford International Ltd.	111,800	7,676
Noble Corp.	110,452	7,562
El Paso Corp.	532,807	7,406
Rowan Cos., Inc.	88,051	3,125
*Dynegy, Inc.	279,905	1,318
*^Calpine Corp.	419,606	1,087
		330,141
Materials & Processing (2.8%)
Dow Chemical Co.	781,071	32,547
E.I. du Pont de Nemours & Co.	803,892	31,488
Alcoa Inc.	704,999	17,216
Newmont Mining Corp. (Holding Co.)	362,303	17,090
Monsanto Co.	217,130	13,625
Weyerhaeuser Co.	192,804	13,255
Archer-Daniels-Midland Co.	525,732	12,965
Praxair, Inc.	261,255	12,522
International Paper Co.	388,227	11,569
Masco Corp.	354,717	10,883
Air Products & Chemicals, Inc.	182,203	10,047
Phelps Dodge Corp.	76,954	9,999
PPG Industries, Inc.	137,703	8,151
Nucor Corp.	127,202	7,504
American Standard Cos., Inc.	151,703	7,062
Georgia Pacific Group	206,949	7,049
Freeport-McMoRan Copper & Gold, Inc. Class B	144,753	7,034
Vulcan Materials Co.	78,802	5,848
Rohm & Haas Co.	128,192	5,273
Ecolab, Inc.	148,854	4,753
Avery Dennison Corp.	85,102	4,458
Sherwin-Williams Co.	100,252	4,418
Fluor Corp.	68,501	4,410
MeadWestvaco Corp.	155,351	4,291
Temple-Inland Inc.	98,902	4,040
United States Steel Corp.	86,542	3,665
Sigma-Aldrich Corp.	56,401	3,613
Ashland, Inc.	59,951	3,312
Ball Corp.	87,902	3,229
*Sealed Air Corp.	65,166	3,093
Eastman Chemical Co.	60,001	2,818
Engelhard Corp.	99,802	2,785
Louisiana-Pacific Corp.	85,652	2,372
Allegheny Technologies Inc.	71,056	2,201
*Pactiv Corp.	122,602	2,148
Bemis Co., Inc.	82,402	2,035
*Hercules, Inc.	86,302	1,055
		299,823
Producer Durables (3.5%)
The Boeing Co.	659,899	44,840
United Technologies Corp.	828,136	42,931
Caterpillar, Inc.	543,050	31,904
Emerson Electric Co.	332,656	23,885
Applied Materials, Inc.	1,317,675	22,348
Lockheed Martin Corp.	301,219	18,386
Northrop Grumman Corp.	282,445	15,351
Illinois Tool Works, Inc.	169,725	13,973
*Agilent Technologies, Inc.	401,754	13,157
Deere & Co.	193,254	11,827

Shares	Market Value• ($000)

Danaher Corp.	200,355	10,785
*Xerox Corp.	775,408	10,584
Ingersoll-Rand Co.	274,446	10,492
D. R. Horton, Inc.	220,000	7,968
Pitney Bowes, Inc.	184,554	7,703
KLA-Tencor Corp.	153,153	7,468
Pulte Homes, Inc.	173,404	7,442
Rockwell Collins, Inc.	142,153	6,869
Centex Corp.	101,702	6,568
Dover Corp.	157,503	6,425
*Lexmark International, Inc.	97,902	5,977
Parker Hannifin Corp.	91,627	5,893
Cooper Industries, Inc. Class A	72,058	4,982
KB HOME	66,002	4,831
Goodrich Corp.	98,252	4,356
*Waters Corp.	97,451	4,054
*Thermo Electron Corp.	129,102	3,989
American Power Conversion Corp.	152,403	3,947
W.W. Grainger, Inc.	61,251	3,854
Molex, Inc.	132,803	3,543
Cummins Inc.	37,601	3,308
Novellus Systems, Inc.	116,652	2,926
Pall Corp.	95,368	2,623
*Teradyne, Inc.	144,153	2,379
Tektronix, Inc.	69,051	1,742
*Andrew Corp.	119,527	1,333
		380,643
Technology (11.3%)
Microsoft Corp.	7,444,291	191,542
Intel Corp.	4,923,847	121,373
International Business Machines Corp.	1,289,575	103,450
*Cisco Systems, Inc.	5,166,301	92,632
Hewlett-Packard Co.	2,315,208	67,604
*Dell Inc.	1,937,458	66,261
QUALCOMM Inc.	1,317,584	58,962
Texas Instruments, Inc.	1,321,076	44,784
Motorola, Inc.	1,997,965	44,135
*Oracle Corp.	3,052,678	37,823
*Apple Computer, Inc.	670,612	35,951
*EMC Corp.	1,948,110	25,209
*Corning, Inc.	1,189,570	22,994
*Symantec Corp.	968,007	21,935
General Dynamics Corp.	162,453	19,421
Raytheon Co.	364,707	13,866
Adobe Systems, Inc.	386,708	11,543
*Lucent Technologies, Inc.	3,508,283	11,402
Maxim Integrated Products, Inc.	259,755	11,079
Analog Devices, Inc.	293,605	10,904
Computer Associates International, Inc.	390,297	10,854
*Broadcom Corp.	228,405	10,714
*Sun Microsystems, Inc.	2,674,479	10,484
Electronic Data Systems Corp.	419,357	9,410
Linear Technology Corp.	245,005	9,210
Autodesk, Inc.	178,204	8,276
*Advanced Micro Devices, Inc.	321,955	8,113
Xilinx, Inc.	277,405	7,726
*Freescale Semiconductor, Inc. Class B	327,402	7,720
Rockwell Automation, Inc.	144,053	7,620
L-3 Communications Holdings, Inc.	95,900	7,583
National Semiconductor Corp.	279,805	7,359
*Network Appliance, Inc.	291,465	6,919
*Computer Sciences Corp.	145,153	6,867
*Intuit, Inc.	148,403	6,650
*Micron Technology, Inc.	497,909	6,622
*Altera Corp.	296,106	5,659
*Affiliated Computer Services, Inc. Class A	99,252	5,419
*NCR Corp.	152,202	4,857
*Jabil Circuit, Inc.	154,803	4,786
*NVIDIA Corp.	133,402	4,573
Scientific-Atlanta, Inc.	121,402	4,554
Siebel Systems, Inc.	412,465	4,261
*Comverse Technology, Inc.	158,303	4,159
*Avaya Inc.	383,520	3,950
*BMC Software, Inc.	185,654	3,917
*Tellabs, Inc.	371,756	3,911
Applera Corp.-Applied Biosystems Group	163,853	3,808
*Citrix Systems, Inc.	135,753	3,413
*JDS Uniphase Corp.	1,331,871	2,957
*Solectron Corp.	741,364	2,899
*LSI Logic Corp.	293,006	2,886
*Compuware Corp.	302,356	2,872

Shares	Market Value• ($000)

*Mercury Interactive Corp.	67,201	2,661
*QLogic Corp.	72,401	2,476
*Novell, Inc.	283,255	2,110
*ADC Telecommunications, Inc.	88,344	2,020
PerkinElmer, Inc.	90,352	1,840
Symbol Technologies, Inc.	190,054	1,840
*Sanmina-SCI Corp.	404,008	1,733
*Unisys Corp.	251,155	1,668
*Parametric Technology Corp.	220,104	1,534
*PMC Sierra Inc.	135,503	1,194
*CIENA Corp.	371,457	981
*Applied Micro Circuits Corp.	245,105	735
*Gateway, Inc.	267,405	722
		1,235,392
Utilities (6.1%)
Verizon Communications Inc.	2,236,083	73,098
SBC Communications Inc.	2,672,153	64,051
Sprint Nextel Corp.	2,372,387	56,415
*Comcast Corp. Class A	1,774,649	52,139
BellSouth Corp.	1,480,767	38,944
Exelon Corp.	541,870	28,958
Dominion Resources, Inc.	275,373	23,721
TXU Corp.	193,994	21,898
Duke Energy Corp.	745,926	21,759
Southern Co.	603,511	21,582
ALLTEL Corp.	309,805	20,171
FPL Group, Inc.	318,426	15,157
FirstEnergy Corp.	262,213	13,667
American Electric Power Co., Inc.	317,766	12,615
AT&T Corp.	636,007	12,593
Entergy Corp.	168,753	12,542
Edison International	263,305	12,449
Public Service Enterprise Group, Inc.	189,753	12,212
PG&E Corp.	297,776	11,688
PPL Corp.	306,706	9,916
Sempra Energy	206,945	9,739
Consolidated Edison Inc.	193,554	9,397
Constellation Energy Group, Inc.	143,852	8,861
Progress Energy, Inc.	196,658	8,800
Ameren Corp.	162,403	8,687
*AES Corp.	527,809	8,672
Kinder Morgan, Inc.	77,252	7,429
Cinergy Corp.	160,751	7,139
DTE Energy Co.	138,703	6,361
Xcel Energy, Inc.	309,251	6,064
NiSource, Inc.	216,077	5,240
KeySpan Corp.	138,402	5,090
*Qwest Communications International Inc.	1,232,447	5,053
*Allegheny Energy, Inc.	129,702	3,984
CenturyTel, Inc.	110,002	3,848
CenterPoint Energy Inc.	236,027	3,510
Citizens Communications Co.	257,304	3,486
Pinnacle West Capital Corp.	78,151	3,445
TECO Energy, Inc.	163,523	2,947
*CMS Energy Corp.	174,152	2,865
NICOR Inc.	34,151	1,435
Peoples Energy Corp.	28,851	1,136
		658,763
Other (4.1%)
General Electric Co.	8,553,608	288,000
Tyco International Ltd.	1,635,495	45,549
3M Co.	618,312	45,359
Honeywell International Inc.	691,063	25,915
Johnson Controls, Inc.	155,553	9,652
Fortune Brands, Inc.	115,552	9,398
ITT Industries, Inc.	74,901	8,509
Eaton Corp.	121,702	7,734
Textron, Inc.	107,452	7,706
Brunswick Corp.	78,601	2,966
		450,788
Total Common Stocks
(Cost $6,396,884)		8,950,349
Temporary Cash Investments (18.5%)1
Money Market Fund (8.3%)
[2]Vanguard Market Liquidity Fund, 3.744%	901,635,090	901,635
[2]Vanguard Market Liquidity Fund, 3.744%--Note F	9,892,300	9,892
		911,527

Face Amount ($000)	Market Value• ($000)
Commercial Paper (9.2%)

Atlantic Asset Corp.
[3] 4.033%, 1/9/06	50,000	49,457
Atlantis One Funding
[3] 3.948%, 12/27/05	20,000	19,813
Bank of America Corp.
3.571%, 10/18/05	40,000	39,937
3.652%, 11/1/05	25,000	24,924
Barclays Bank PLC
3.541%, 10/21/05	50,000	49,906
Bavaria Universal Funding
[3] 3.490%, 10/3/05	50,000	50,000
CBA (Delaware) Finance Inc.
3.457%, 10/4/05	50,000	49,995
Cafco, LLC
[3] 3.851%, 12/8/05	27,000	26,807
Charta Corp.
[3] 3.632%, 10/17/05	20,000	19,970
Ciesco LLC
[3] 3.481%, 10/14/05	50,000	49,942
[3] 3.851%, 12/9/05	50,000	49,636
Dexia Delaware LLC
3.795%, 12/13/05	31,000	30,763
3.896%, 12/22/05	20,000	19,826
Eiffel Funding LLC
[3] 3.886%, 12/19/05	30,000	29,745
General Electric Capital Corp.
3.328%, 10/7/05	25,000	24,989
Giro Multi-Funding Corp.
[3] 3.846%, 12/15/05	30,000	29,761
GovCo Inc.
[3] 3.470%, 10/7/05	20,000	19,992
Grampian Funding LLC
[3] 3.828%, 12/19/05	28,000	27,764
Greyhawk Funding, LLC
[3] 3.418%, 10/11/05	20,000	19,983
[3] 3.479%, 10/20/05	25,000	24,955
ING (U.S.) Funding LLC
3.469%, 10/26/05	29,000	28,930
International Lease Finance Corp.
3.459%, 10/20/05	25,000	24,956
Skandinaviska Enskilda Banken
[3] 3.570%, 10/19/05	50,000	49,916
[3] 3.571%, 11/9/05	25,000	24,902
Spintab AB
3.571%, 10/20/05	10,000	9,982
3.816%, 12/14/05	30,000	29,765
Starbird Funding Corp.
[3] 3.825%, 12/13/05	50,000	49,610
[3] 3.956%, 12/21/05	10,000	9,913
Thames Asset Global Securitization
[3] 3.826%, 12/14/05	45,000	44,644
Three Pilliars Funding
[3] 3.938%, 12/27/05	25,000	24,766
Westpac Capital Corp.
3.816%, 12/14/05	35,000	34,728
3.946%, 12/22/05	10,000	9,913
	1,000,190
U.S.Government Obligation (1.0%)
U.S. Treasury Bill
[4] 3.465%, 12/8/05	110,000	109,335
Total Temporary Cash Investments
(Cost $2,020,964)		2,021,052
Total Investments (100.6%)
(Cost $8,417,848)		10,971,401
Other Assets and Liabilities (-0.6%)
Other Assets--Note C		21,507
Liabilities--Note F		(89,535)
		(68,028)
Net Assets (100%)		10,903,373

At September 30, 2005, net assets consisted of:[5]
Amount ($000)

Paid-in Capital	8,938,730

Undistributed Net Investment Income	43,755

Accumulated Net Realized Losses	(637,064)

Unrealized Appreciation

Investment Securities	2,553,553

Futures Contracts	4,399

Net Assets	10,903,373

Investor Shares--Net Assets

Applicable to 372,076,329 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	9,332,848

Net asset value per share--
Investor Shares	$25.08

Admiral Shares--Net Assets

Applicable to 27,878,558 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	1,570,525

Net asset value per share--
Admiral Shares	$56.33

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note F in Notes to Financial Statements.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.5%, respectively, of net assets. See Note D in Notes to Financial Statements.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At September 30, 2005, the aggregate value of these securities was $621,576,000, representing 5.7% of net assets.
4 Securities with a value of $109,335,000 have been segregated as initial margin for open futures contracts.
5 See Note D in Notes to Financial Statements for the tax-basis components of net assets.
REIT—Real Estate Investment Trust.

Statement of Operations

Year Ended September 30, 2005 ($000)

Investment Income

Income

Dividends	187,509

Interest[1]	58,446

Security Lending	332

Total Income	246,287

Expenses

Investment Advisory Fees--Note B

Basic Fee	11,126

Performance Adjustment	1,135

The Vanguard Group--Note C

Management and Administrative

Investor Shares	23,532

Admiral Shares	1,241

Marketing and Distribution

Investor Shares	1,312

Admiral Shares	83

Custodian Fees	155

Auditing Fees	18

Shareholders' Reports

Investor Shares	106

Admiral Shares	2

Trustees' Fees and Expenses	16

Total Expenses	38,726

Net Investment Income	207,561

Realized Net Gain (Loss)

Investment Securities Sold	28,478

Futures Contracts	101,335

Realized Net Gain (Loss)	129,813

Change in Unrealized Appreciation (Depreciation)

Investment Securities	787,458

Futures Contracts	11,575

Change in Unrealized Appreciation (Depreciation)	799,033

Net Increase (Decrease) in Net Assets Resulting from Operations	1,136,407

1 Interest income from an affiliated company of the fund was $16,374,000.

Statement of Changes in Net Assets

	Year Ended September 30,
	2005 ($000)	2004 ($000)

Increase (Decrease) In Net Assets

Operations

Net Investment Income	207,561	167,193

Realized Net Gain (Loss)	129,813	140,433

Change in Unrealized Appreciation (Depreciation)	799,033	750,518

Net Increase (Decrease) in Net Assets Resulting from Operations	1,136,407	1,058,144

Distributions

Net Investment Income

Investor Shares	(189,629)	(139,074)

Admiral Shares	(15,993)	(11,732)

Realized Capital Gain

Investor Shares	--	--

Admiral Shares	--	--

Total Distributions	(205,622)	(150,806)

Capital Share Transactions--Note G

Investor Shares	(515,474)	608,562

Admiral Shares	808,380	3,965

Net Increase (Decrease) from Capital Share Transactions	292,906	612,527

Total Increase (Decrease)	1,223,691	1,519,865

Net Assets

Beginning of Period	9,679,682	8,159,817

End of Period[1]	10,903,373	9,679,682

1 Including undistributed net investment income of $43,755,000 and $41,816,000.

Financial Highlights

Asset Allocation Fund Investor Shares
	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$22.92	$20.66	$16.65	$20.43	$24.79

Investment Operations

Net Investment Income	.481	.400	.26	.45	.73

Net Realized and Unrealized Gain (Loss)
on Investments	2.16	2.225	4.02	(3.70)	(3.95)

Total from Investment Operations	2.64	2.625	4.28	(3.25)	(3.22)

Distributions

Dividends from Net Investment Income	(.48)	(.365)	(.27)	(.53)	(.87)

Distributions from Realized Capital Gains	--	--	--	--	(.27)

Total Distributions	(.48)	(.365)	(.27)	(.53)	(1.14)

Net Asset Value, End of Period	$25.08	$22.92	$20.66	$16.65	$20.43

Total Return	11.60%	12.75%	25.85%	-16.41%	-13.51%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$9,333	$8,989	$7,541	$6,033	$7,386

Ratio of Total Expenses to Average Net Assets[2]	0.38%	0.38%	0.43%	0.42%	0.44%

Ratio of Net Investment Income to

Average Net Assets	1.98%[1]	1.79%	1.34%	2.19%	3.16%

Portfolio Turnover Rate	6%	34%	43%	54%	77%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.00%, (0.01%), and 0.00%.

Asset Allocation Fund Admiral Shares
	Year Ended September 30,				Aug. 13[1] to Sept. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$51.47	$46.39	$37.38	$45.88	$50.00

Investment Operations

Net Investment Income	1.1452	.953	.625	1.062	.17

Net Realized and Unrealized Gain (Loss) on Investments	4.849	5.009	9.033	(8.324)	(4.29)

Total from Investment Operations	5.994	5.962	9.658	(7.262)	(4.12)

Distributions

Dividends from Net Investment Income	(1.134)	(.882)	(.648)	(1.238)	--

Distributions from Realized Capital Gains	--	--	--	--	--

Total Distributions	(1.134)	(.882)	(.648)	(1.238)	--

Net Asset Value, End of Period	$56.33	$51.47	$46.39	$37.38	$45.88

Total Return	11.74%	12.91%	25.99%	-16.35%	-8.24%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,571	$691	$619	$563	$474

Ratio of Total Expenses to Average Net Assets[3]	0.28%	0.27%	0.31%	0.32%	0.36%[4]

Ratio of Net Investment Income to Average Net Assets	2.08%[2]	1.90%	1.46%	2.28%	2.60%[4]

Portfolio Turnover Rate	6%	34%	43%	54%	77%

1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.135 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.00%, (0.01%), and 0.00%.
4 Annualized.
See accompanying notes, which are an integral part of the financial statements.

Notes to Financial Statements

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use S&P 500 Index and U.S. Treasury futures contracts, with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the markets, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long U.S. Treasury Index. For the year ended September 30, 2005, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before an increase of $1,135,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2005, the fund had contributed capital of $1,306,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. For tax purposes, at September 30, 2005, the fund had $55,399,000 of ordinary income available for distribution. The fund had available realized losses of $629,216,000 to offset future net capital gains of $187,659,000 through September 30, 2010, $346,742,000 through September 30, 2011, and $94,815,000 through September 30, 2012.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $2,553,553,000, consisting of unrealized gains of $2,754,288,000 on securities that had risen in value since their purchase and $200,735,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2005, the aggregate settlement value of open futures contracts expiring in December 2005 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Net Unrealized Appreciation (Depreciation)

S&P 500 Index	5,912	1,824,295	4,931

E-Mini S&P 500 Index	2,302	142,068	(532)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended September 30, 2005, the fund purchased $459,409,000 of investment securities and sold $385,918,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $72,871,000 and $993,844,000, respectively.

F. The market value of securities on loan to broker/dealers at September 30, 2005, was $9,388,000, for which the fund received cash collateral of $9,892,000.

G. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2005		2004
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	1,117,768	46,254	1,298,996	57,672

Issued in Lieu of Cash Distributions	185,956	7,676	136,030	6,071

Redeemed	(1,819,198)	(74,041)	(826,464)	(36,618)

Net Increase (Decrease)--Investor Shares	(515,474)	(20,111)	608,562	27,125

Admiral Shares

Issued	911,736	16,337	113,015	2,229

Issued in Lieu of Cash Distributions	13,749	253	10,051	200

Redeemed	(117,105)	(2,133)	(119,101)	(2,355)

Net Increase (Decrease)--Admiral Shares	808,380	14,457	3,965	74

Report of Independent Registered Public Accounting Firm
To the Shareholders and Trustees of Vanguard Asset Allocation Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Asset Allocation Fund (the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 7, 2005

Special 2005 tax information (unaudited) for Vanguard Asset Allocation Fund

This information for the period ended September 30, 2005, is included pursuant to provisions of the Internal Revenue Code. The fund distributed $160,748,000 of qualified dividend income to shareholders during the fiscal year. For corporate shareholders, 87.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes. Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns Asset Allocation Fund Investor Shares Periods Ended September 30, 2005
	One Year	Five Years	Ten Years

Returns Before Taxes	11.60%	2.74%	9.66%

Returns After Taxes on Distributions	11.18	1.97	7.72

Returns After Taxes on Distributions and Sale of Fund Shares	7.86	1.91	7.28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2005
Asset Allocation Fund	Beginning Account Value 3/31/2005	Ending Account Value 9/30/2005	Expenses Paid During Period[1]

Based on Actual Fund Return

Investor Shares	$1,000.00	$1,048.38	$2.00

Admiral Shares	1,000.00	1,048.86	1.49

Based on Hypothetical 5% Yearly Return

Investor Shares	$1,000.00	$1,023.11	$1.98

Admiral Shares	1,000.00	1,023.61	1.47

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Renew Advisory Agreement

The board of trustees of Vanguard Asset Allocation Fund has renewed the fund’s investment advisory agreement with Mellon Capital Management Corporation. The board determined that the retention of Mellon was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of Mellon’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the firm. Thomas F. Loeb, chairman and chief executive officer of Mellon, has worked in investment management since 1970, has been with the firm since its founding in 1983, and has managed the fund since its inception in 1988. The board concluded that the advisor’s experience, stability, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The advisor has carried out the fund’s investment strategy in disciplined fashion, and the results have been in line with expectations. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Mellon in determining whether to approve the advisory fee, because Mellon is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

Vanguard’s Policies for Managing Changes
to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders. Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements: Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition on the following page). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

30

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

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The Vanguard Group, Inc.
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Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard	You can obtain a free copy of Vanguard's proxy voting
fund only if preceded or accompanied by	guidelines by visiting our website, www.vanguard.com,
the fund's current prospectus	and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
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To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-942-8090. Information about your fund is also
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q780 112005

Vanguard® U.S. Value Fund

> Annual Report

September 30, 2005

> Vanguard U.S. Value Fund returned 13.7% for the fiscal year ended September 30, 2005, trailing the performance of both the benchmark Russell 3000 Value Index and the average mutual fund competitor.

> The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 14.7%.

> The health care, consumer staples, and producer durables sectors helped drive positive performance. Poor stock selection hurt the fund in other sectors.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	7

Fund Profile	9

Performance Summary	10

Financial Statements	12

Your Fund's After-Tax Returns	25

About Your Fund's Expenses	26

Trustees Renew Advisory Agreement	28

Glossary	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2005

Vanguard U.S. Value Fund	13.7%

Russell 3000 Value Index	16.8

Average Multi-Cap Value Fund[1]	15.1

Dow Jones Wilshire 5000 Index	14.7

Your Fund's Performance at a Glance September 30, 2004-September 30, 2005			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

U.S. Value Fund	$12.82	$14.36	$0.20	$0.00

1 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Vanguard U.S. Value Fund’s performance surged with the broad stock market at the start of the fiscal year, retreated near the midway point, then mounted a recovery to post a respectable gain. By September 30, 2005, the fund had turned in its third consecutive fiscal year of double-digit gains. Still, the fund’s 13.7% return fell short of those of the benchmark Russell 3000 Value Index (+16.8%) and the average mutual fund competitor (+15.1%).

The tables on page 1 show the fund’s fiscal-year return, along with those of its comparative measures, and also list the fund’s distributions to shareholders in the 2005 fiscal year. We expect the fund to make a year-end distribution from net realized capital gains of $0.85 per share. Total returns are based on capital change plus reinvested distributions. If you own the U.S. Value Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 25.

Despite some economic bumps, stocks fared well

The U.S. stock market navigated through the 12 months to produce strong gains, although it encountered some occasional periods of weakness. Throughout the fiscal year, economic reports generally suggested a solid expansion, though several warning signals flared. Some analysts wondered whether consumers—the pillar of the economy—could continue to withstand

2

both persistently high energy prices and the potentially wide-ranging impact of Hurricane Katrina.

During the fiscal year, the Dow Jones Wilshire 5000 Composite Index, a broad measure of U.S. stock prices, returned 14.7%. Returns of smaller stocks outpaced those of large-capitalization issues. Value-oriented stocks (those that typically trade at below-market valuations relative to their earnings, book values, and other fundamental measures) generally produced better returns than growth-oriented issues (those priced in expectation of above-average earnings growth). International stocks, particularly in emerging markets, delivered outstanding returns relative to U.S. stocks.

Bonds continued to show a ‘flattening’ yield curve

In the fixed income market, short-term interest rates rose sharply while rates of the longest-term bonds fell. This unusual pattern led to a “flattening” of the yield curve. Since bond prices move in the opposite direction from yields, this flattening resulted in weak returns for short-term bonds and respectable returns for long-term bonds.

The Federal Reserve Board raised its target federal funds rate eight times over the fiscal year, for a total increase of 2 percentage points. The yield of the 3-month U.S. Treasury bill, which closely follows the Fed’s moves and serves as a proxy for money market rates, ended the

Market Barometer	Average Annual Total Returns Periods Ended September 30, 2005
	One Year	Three Years	Five Years
Stocks

Russell 1000 Index (Large-caps)	14.3%	17.7%	-1.3%

Russell 2000 Index (Small-caps)	18.0	24.1	6.4

Dow Jones Wilshire 5000 Index (Entire market)	14.7	18.4	-0.5

MSCI All Country World Index ex USA (International)	29.5	27.2	4.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	2.8%	4.0%	6.6%

Lehman Municipal Bond Index	4.0	4.2	6.3

Citigroup 3-Month Treasury Bill Index	2.5	1.6	2.3

CPI

Consumer Price Index	4.7%	3.2%	2.7%

3

period at 3.54%—more than double its initial 1.70% level. Meanwhile, the yield of the 10-year Treasury note, a benchmark for longer-term rates, started the fiscal year at 4.12%, rose to 4.48% in March, dipped to 3.91% by the end of June, and ended the period at 4.32%.

The Lehman Brothers Aggregate Bond Index, a measure of the broad investment-grade bond market, returned 2.8% for the 12 months. The returns of corporate bonds were generally higher than those of government issues. High-yield bonds, whose performance is generally more attuned to the financial health of their issuers than to interest rates, produced bigger gains than Treasury and investment-grade corporate bonds. Concentrations within sectors helped—and hindered—results The U.S. Value Fund’s advisor, Grantham, Mayo, Van Otterloo & Co. LLC (GMO), uses computer models to identify stocks that are below market value according to certain quantitative criteria. The fund’s objective of investing in stocks that have fallen out of favor with the market led the advisor to establish an overweighted position in the auto & transportation sector during the fiscal year. Unfortunately, stocks in that sector fell farther out of favor, led by large declines for U.S. automakers.

Although auto & transportation was the fund’s only sector to post a negative 12-month return, it wasn’t the only group to underperform. Declining consumer

Total Returns	June 29, 2000,[1] Through September 30, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment

U.S. Value Fund	8.4%	$15,241

Russell 3000 Value Index	7.2	14,410

Average Multi-Cap Value Fund	5.9	13,528

Dow Jones Wilshire 5000 Index	-0.4	9,814

1 The fund’s inception date.

4

spending trends hurt a number of discount retailers, resulting in poor performance in the fund’s consumer discretionary sector. In addition, the advisor’s stock selections within the technology sector produced disappointing results.

On an absolute basis, the fund posted impressive gains among energy-related stocks. Returns in these groups accounted for more than a quarter of the fund’s total return. But U.S. Value’s underweighted position in energy compared with the Russell 3000 Value Index was one reason that the fund fell short of the benchmark’s return.

The advisor successfully positioned the fund to take advantage of value opportunities in several sectors.

Among producer durables stocks, the fund enjoyed excellent performance from homebuilders. In consumer staples, good results came from significant holdings in large grocery chains, which rallied in the second half of the fiscal year. Within health care, sizable positions in health insurers were rewarded, as many posted gains above 50% for the period. For more details on the fund’s performance and individual securities, see the Advisor’s Report on page 7.

An experienced team and low costs: a model for success

The U.S. Value Fund recently turned 5 years old—so it’s still a relative youngster in the mutual fund world, but one whose youth belies the decades of successful investment experience of its advisor, GMO. Since the

Expense Ratios: Your fund compared with its peer group
	Fund	Average Multi-Cap Value Fund[1]

U.S. Value Fund	0.39%	1.42%

1 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

5

fund’s inception, it has weathered bear and bull markets to outperform its benchmark index, the average competing fund, and the broad U.S. stock market. The table on page 4 shows how a hypothetical investment of $10,000 in the U.S. Value Fund would have grown since the fund’s inception.

The advisor’s skill in guiding the fund has been supported by Vanguard’s low costs. As a value investor, you know that the price you pay for an investment influences the rewards you may receive. The difference between the U.S. Value Fund’s expense ratio of 0.39%, and the average multi-cap value fund’s expense ratio of 1.42%, has translated into a durable performance advantage for your fund. For more information about the fund’s expenses, see page 26.

Balance and diversification: protection on a rainy day

Your fund has enjoyed three years of relatively sunny performance. Value stocks, as a category, have outshined their growth-stock counterparts during that span. But the sun doesn’t shine on any one particular investment style, sector, or asset class forever. Financial markets move in unpredictable cycles, and all investments are subject to these risks.

The best way to protect your investments from stormy weather is through balance and diversification. A portfolio with diversified stock, bond, and money market funds appropriate to your goals, time horizon, and risk tolerance will help you keep a positive outlook when any one particular sector or asset class underperforms. The U.S. Value Fund can play a key role in such a balanced investment plan. Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
October 13, 2005

6

Advisor’s Report

Vanguard U.S. Value Fund returned 13.7% for the fiscal year ended September 30, 2005, trailing the 16.8% return of its benchmark, the Russell 3000 Value Index.

The period was a good one for value stocks. Within the Russell 3000 Index, value stocks outperformed growth issues by a relatively wide spread (the Russell 3000 Growth Index returned 12.1%). Moreover, the Russell 3000 Value Index outperformed the Standard & Poor’s 500 Index by over 4.5 percentage points. At this point, we think that value stocks will continue to be more attractive to investors than growth stocks, at least for a time.

As they did in fiscal 2004, small-capitalization stocks outperformed large-cap stocks during the past 12 months. The best-performing sectors in the Russell 3000 Value Index were financial services, integrated oils, utilities, and “other energy”; the weakest sectors included auto & transportation and health care.

The U.S. Value Fund uses three stock-selection tools, of which two are valuation-based and one is momentum-based. By using multiple disciplines, we believe we can provide diversification and consistent long-term results.

Our successes

The fund benefited from strong sector positioning in financial services, health care, and materials & processing. Our stock selection within the producer durables, materials & processing, consumer staples, and “other energy” sectors also helped the fund. Notable performers included Altria Group, Valero Energy, Cigna, UnitedHealth Group, and Toll Brothers—all stocks in which the fund was overweighted compared with the benchmark index.

We also added value relative to the index by underweighting stocks such as General Electric, JPMorgan Chase, and Citigroup, which declined over the 12-month period. In addition, our price-momentum discipline had a positive impact.

Our shortfalls

Our sector allocations had a negative net impact for the period. The largest detractors were an overweighted position in consumer discretionary stocks and underweighted positions in the integrated oils and “other energy” groups. Stock selection was also a negative, on balance, largely because of poor picks in the consumer discretionary, auto & transportation, technology, financial services, and utilities sectors. Our use of valuation-based tools also hampered overall performance over the 12 months.

The fund’s positioning

We continue to believe that a tilt toward higher-quality stocks is worthwhile for U.S. investors, as these stocks remain cheap relative to historical averages. While lower-quality stocks once again outpaced high-quality stocks in the fiscal year, we look for a moderate, yet sustained bear market in

7

the remainder of 2005. We think investors should focus on quality and avoid risk when possible.

As fiscal year 2006 begins, the fund’s largest weighting (although it is underweight relative to the benchmark) is in the financial services sector. These stocks look attractive in terms of our value stock-selection disciplines.

We continue to use a blend of valuation and momentum investment disciplines to manage the portfolio, which we believe works well in the type of volatile market we have seen of late. Over the past 12 months, we have decreased our position in utilities, while increasing positions in “other energy,” health care, and consumer staples. The largest weightings in the portfolio are in financial services and utilities stocks.

Christopher M. Darnell, Director of
Quantitative Research
Robert M. Soucy, Managing Director
Grantham, Mayo, Van Otterloo & Co. LLC

October 21, 2005

8

Fund Profile
As of September 30, 2005

Portfolio Characteristics
	Fund	Comparative Index[1]	Broad Index[2]

Number of Stocks	302	1,971	4,967

Median Market Cap	$31.1B	$28.5B	$27.0B

Price/Earnings Ratio	15.0x	15.8x	21.1x

Price/Book Ratio	2.2x	2.1x	2.8x

Yield	2.0%	2.4%	1.6%

Return on Equity	21.0%	16.0%	17.7%

Earnings Growth Rate	10.1%	10.3%	9.1%

Foreign Holdings	0.0%	0.0%	2.2%

Turnover Rate	52%	--	--

Expense Ratio	0.39%	--	--

Short-Term Reserves	2%	--	--

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]	Broad Index[2]

Auto & Transportation	4%	2%	2%

Consumer Discretionary	12	9	15

Consumer Staples	7	5	7

Financial Services	29	35	22

Health Care	12	6	12

Integrated Oils	5	11	5

Other Energy	3	4	5

Materials & Processing	2	5	4

Producer Durables	5	3	5

Technology	5	5	13

Utilities	13	13	6

Other	1	2	4

Short-Term Reserves	2%	--	--

Volatility Measures
	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.95	1.00	0.90	1.00

Beta	0.99	1.00	0.95	1.00

Ten Largest Holdings [3] (% of total net assets)

Altria Group, Inc.	food, beverage, and tobacco	3.9%

Pfizer Inc.	pharmaceuticals	3.1

Bank of America Corp.	banking	2.8

Home Depot, Inc.	retail	2.7

Verizon Communications Inc.	telecommunications services	2.6

SBC Communications Inc.	telecommunications services	2.6

ExxonMobil Corp.	energy and utilities	2.6

Dell Inc.	computer hardware	2.4

UnitedHealth Group Inc.	health care	2.4

Merck & Co., Inc.	pharmaceuticals	2.0

Top Ten		27.1%

Investment Focus

1 Russell 3000 Value Index.
2 Dow Jones Wilshire 5000 Index.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 30 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance June 29, 2000–September 30, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended September 30, 2005			Final Value
	One Year	Five Years	Since Inception[1]	of a $10,000 Investment

U.S. Value Fund	13.65%	7.10%	8.35%	$15,241

Dow Jones Wilshire 5000 Index	14.65	-0.53	-0.36	9,814

Russell 3000 Value Index	16.78	6.42	7.20	14,410

Average Multi-Cap Value Fund[2]	15.12	5.48	5.92	13,528

1 June 29, 2000.
2 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 20 for dividend and capital gains information.

10

Fiscal-Year Total Returns (%) June 29, 2000–September 30, 2005

11

Financial Statements

Statement of Net Assets
 As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (97.3%)[1]

Auto & Transportation (3.8%)
^General Motors Corp.	320,400	9,807
Ford Motor Co.	853,329	8,414
Lear Corp.	119,300	4,053
Harley-Davidson, Inc.	66,500	3,221
Burlington Northern Santa Fe Corp.	45,900	2,745
American Axle & Manufacturing Holdings, Inc.	85,100	1,964
Union Pacific Corp.	25,500	1,828
*Continental Airlines, Inc. Class B	124,400	1,202
PACCAR, Inc.	15,800	1,073
ArvinMeritor, Inc.	48,100	804
Dana Corp.	75,600	711
Arkansas Best Corp.	18,600	649
*AMR Corp.	48,100	538
Visteon Corp.	45,600	446
*Kansas City Southern	11,400	266
*Alaska Air Group, Inc.	7,900	230
*Mesa Air Group Inc.	20,900	172
Genuine Parts Co.	2,800	120
		38,243
Consumer Discretionary (11.9%)
Home Depot, Inc.	692,700	26,420
Wal-Mart Stores, Inc.	347,000	15,206
Lowe's Cos., Inc.	222,200	14,310
Eastman Kodak Co.	230,500	5,608
Gannett Co., Inc.	77,500	5,334
Whirlpool Corp.	67,700	5,130
*Mohawk Industries, Inc.	63,000	5,056
Liz Claiborne, Inc.	96,000	3,775
Jones Apparel Group, Inc.	129,700	3,696
*Tech Data Corp.	91,300	3,352
*Brinker International, Inc.	84,800	3,185
McDonald's Corp.	72,000	2,411
TJX Cos., Inc.	114,000	2,335
Maytag Corp.	109,300	1,996
Outback Steakhouse, Inc.	44,700	1,636
*Bed Bath & Beyond, Inc.	39,500	1,587
Applebee's International, Inc.	75,400	1,560
Omnicom Group Inc.	17,200	1,438
*Dollar Tree Stores, Inc.	59,900	1,297
Starwood Hotels & Resorts Worldwide, Inc.	18,700	1,069
Wendy's International, Inc.	21,300	962
*MGM Mirage, Inc.	21,200	928
*Rent-A-Center, Inc.	47,400	915
*AutoNation, Inc.	42,500	849
*Ryan's Restaurant Group, Inc.	64,900	757
Marriott International, Inc. Class A	12,000	756
*Argosy Gaming Co.	15,600	733
The Neiman Marcus Group, Inc. Class A	6,100	610

12

Shares	Market Value• ($000)

*United Stationers, Inc.	11,900	570
*Papa John's International, Inc.	11,300	566
Sabre Holdings Corp.	27,800	564
Darden Restaurants Inc.	16,100	489
*Jack in the Box Inc.	15,800	473
CBRL Group, Inc.	14,000	471
Furniture Brands International Inc.	25,100	453
*Group 1 Automotive, Inc.	15,400	425
American Woodmark Corp.	12,200	410
*Brightpoint, Inc.	21,000	402
^Pre-Paid Legal Services, Inc.	8,400	325
*California Pizza Kitchen, Inc.	6,500	190
Sonic Automotive, Inc.	7,400	164
Action Performance Cos., Inc.	11,600	145
CDW Corp.	900	53
Family Dollar Stores, Inc.	1,300	26
		118,637
Consumer Staples (7.2%)
Altria Group, Inc.	522,300	38,499
Safeway, Inc.	254,500	6,515
Albertson's, Inc.	204,300	5,240
Tyson Foods, Inc.	282,600	5,101
Walgreen Co.	114,500	4,975
Sara Lee Corp.	177,700	3,367
SuperValu Inc.	69,800	2,172
*The Kroger Co.	98,500	2,028
Nash-Finch Co.	29,700	1,253
Universal Corp. (VA)	27,300	1,060
*Performance Food Group Co.	16,800	530
Longs Drug Stores, Inc.	7,700	330
*Dean Foods Co.	5,400	210
Sanderson Farms, Inc.	3,900	145
Alliance One International, Inc.	20,100	71
		71,496
Financial Services (29.3%)
Banks--New York City (1.2%)
JPMorgan Chase & Co.	339,450	11,518
Banks--Outside New York City (6.2%)
Bank of America Corp.	653,638	27,518
National City Corp.	348,513	11,654
Comerica, Inc.	111,100	6,544
BB&T Corp.	155,900	6,088
PNC Financial Services Group	37,900	2,199
First Horizon National Corp.	54,600	1,985
KeyCorp	28,400	916
Wachovia Corp.	17,700	842
SunTrust Banks, Inc.	11,500	799
Regions Financial Corp.	22,323	695
U.S. Bancorp	24,400	685
AmSouth Bancorp	26,400	667
Zions Bancorp	8,700	620
FirstMerit Corp.	5,000	134
Diversified Financial Services (2.2%)
Citigroup, Inc.	418,900	19,068
Morgan Stanley	41,200	2,222
The Goldman Sachs Group, Inc.	7,400	900
Finance--Small Loan (0.0%)
*AmeriCredit Corp.	800	19
Financial Data Processing Services (1.3%)
First Data Corp.	323,800	12,952
Financial Miscellaneous (7.9%)
MBNA Corp.	771,200	19,002
Fannie Mae	400,100	17,932
Freddie Mac	135,800	7,667
Ambac Financial Group, Inc.	100,900	7,271
Fidelity National Financial, Inc.	155,653	6,930
MGIC Investment Corp.	84,900	5,451
First American Corp.	98,300	4,489
Radian Group, Inc.	61,000	3,239
*Providian Financial Corp.	144,800	2,560

13

Shares	Market Value• ($000)

LandAmerica Financial Group, Inc.	30,200	1,952
Nationwide Financial Services, Inc.	24,800	993
Stewart Information Services Corp.	16,700	855
MBIA, Inc.	6,500	394
Insurance--Life (0.4%)
AmerUs Group Co.	40,300	2,312
Jefferson-Pilot Corp.	36,800	1,883
Insurance--Multiline (5.3%)
AFLAC Inc.	234,600	10,627
CIGNA Corp.	81,300	9,582
UnumProvident Corp.	357,600	7,331
Torchmark Corp.	105,600	5,579
Loews Corp.	53,700	4,962
Lincoln National Corp.	76,200	3,964
Aon Corp.	85,800	2,752
Old Republic International Corp.	88,550	2,362
Protective Life Corp.	30,000	1,235
The Hartford Financial Services Group Inc.	15,100	1,165
American International Group, Inc.	16,100	998
American Financial Group, Inc.	22,700	770
*WellChoice Inc.	9,600	729
StanCorp Financial Group, Inc.	5,500	463
Horace Mann Educators Corp.	10,800	214
Zenith National Insurance Corp.	3,000	188
Insurance--Property-Casualty (0.6%)
The PMI Group Inc.	59,200	2,360
The Chubb Corp.	18,200	1,630
Fremont General Corp.	49,000	1,070
Commerce Group, Inc.	16,100	934
Real Estate Investment Trusts (1.1%)
Equity Office Properties Trust REIT	69,500	2,273
Archstone-Smith Trust REIT	39,800	1,587
Equity Residential REIT	34,000	1,287
^Annaly Mortgage Management Inc. REIT	97,800	1,266
Avalonbay Communities, Inc. REIT	13,000	1,114
Apartment Investment & Management Co. Class A REIT	17,900	694
CBL & Associates Properties, Inc. REIT	11,700	480
Impac Mortgage Holdings, Inc. REIT	36,000	441
Regency Centers Corp. REIT	7,400	425
National Health Investors REIT	12,100	334
Thornburg Mortgage, Inc. REIT	13,100	328
^Capstead Mortgage Corp. REIT	32,400	224
iStar Financial Inc. REIT	4,800	194
Anworth Mortgage Asset Corp. REIT	9,300	77
Rent & Lease Services--Commercial (0.1%)
GATX Corp.	12,900	510
*United Rentals, Inc.	7,500	148
Savings & Loan (2.2%)
Washington Mutual, Inc.	397,679	15,597
Flagstar Bancorp, Inc.	80,900	1,302
Astoria Financial Corp.	48,050	1,269
People's Bank	28,050	813
Washington Federal Inc.	32,521	734
Commercial Federal Corp.	19,300	659
*First Federal Financial Corp.	11,400	613
Downey Financial Corp.	4,900	298

14

Shares	Market Value• ($000)

Securities Brokers & Services (0.8%)
Lehman Brothers Holdings, Inc.	24,200	2,819
Bear Stearns Co., Inc.	19,500	2,140
Franklin Resources Corp.	20,300	1,704
A.G. Edwards & Sons, Inc.	18,600	815
Countrywide Financial Corp.	21,200	699
		290,714
Health Care (11.9%)
Pfizer Inc.	1,217,000	30,388
UnitedHealth Group Inc.	425,300	23,902
Merck & Co., Inc.	738,200	20,086
McKesson Corp.	226,200	10,733
AmerisourceBergen Corp.	74,600	5,767
Bristol-Myers Squibb Co.	218,600	5,259
Aetna Inc.	48,000	4,135
*Express Scripts Inc.	64,800	4,031
*Health Net Inc.	60,200	2,849
Cardinal Health, Inc.	39,500	2,506
*Medco Health Solutions, Inc.	32,500	1,782
*Humana Inc.	32,800	1,570
*Tenet Healthcare Corp.	136,900	1,537
*King Pharmaceuticals, Inc.	64,300	989
*Lincare Holdings, Inc.	20,300	833
Universal Health Services Class B	13,600	648
Omnicare, Inc.	10,600	596
DENTSPLY International Inc.	10,000	540
*BioScrip Inc.	8,800	57
Guidant Corp.	600	41
*Kindred Healthcare, Inc.	300	9
		118,258
Integrated Oils (4.6%)
ExxonMobil Corp.	404,400	25,696
ConocoPhillips Co.	129,508	9,054
Occidental Petroleum Corp.	66,000	5,638
Chevron Corp.	26,596	1,722
Murphy Oil Corp.	26,000	1,297
Marathon Oil Corp.	15,400	1,062
Amerada Hess Corp.	7,300	1,004
*Giant Industries, Inc.	900	53
		45,526
Other Energy (2.9%)
Valero Energy Corp.	69,900	7,903
El Paso Corp.	370,300	5,147
Burlington Resources, Inc.	61,800	5,026
EOG Resources, Inc.	33,900	2,539
Helmerich & Payne, Inc.	29,300	1,769
*Stone Energy Corp.	28,100	1,715
*Oil States International, Inc.	33,800	1,227
Anadarko Petroleum Corp.	11,800	1,130
Apache Corp.	14,300	1,076
Holly Corp.	12,600	806
		28,338
Materials & Processing (2.4%)
*USG Corp.	63,400	4,357
Commercial Metals Co.	85,300	2,878
Dow Chemical Co.	39,900	1,663
Martin Marietta Materials, Inc.	19,800	1,553
Lafarge North America Inc.	19,700	1,332
Air Products & Chemicals, Inc.	20,300	1,119
York International Corp.	19,500	1,093
*AK Steel Corp.	122,300	1,048
*Jacobs Engineering Group Inc.	13,900	937
PPG Industries, Inc.	15,100	894
Carpenter Technology Corp.	12,200	715
Mueller Industries Inc.	25,000	694
*Lone Star Technologies, Inc.	11,700	650
*NS Group Inc.	13,800	542
Worthington Industries, Inc.	24,900	524
*Griffon Corp.	20,100	494
*EMCOR Group, Inc.	7,900	468
Ryerson Tull, Inc.	21,700	462

15

Shares	Market Value• ($000)

Georgia Gulf Corp.	19,000	458
*Crown Holdings, Inc.	23,000	367
*Maverick Tube Corp.	9,700	291
Texas Industries, Inc.	4,900	267
*FMC Corp.	4,500	257
Sonoco Products Co.	7,200	197
*Washington Group International, Inc.	2,400	129
*Owens-Illinois, Inc.	5,900	122
*OM Group, Inc.	5,800	117
*Shaw Group, Inc.	4,200	104
Steel Dynamics, Inc.	800	27
		23,759
Producer Durables (4.6%)
D. R. Horton, Inc.	173,929	6,300
Centex Corp.	77,400	4,998
Pulte Homes, Inc.	74,600	3,202
Lockheed Martin Corp.	52,300	3,192
KB HOME	42,800	3,133
Standard Pacific Corp.	75,400	3,130
MDC Holdings, Inc.	38,740	3,056
Lennar Corp. Class A	49,500	2,958
Ryland Group, Inc.	42,400	2,901
Beazer Homes USA, Inc.	48,600	2,851
*Meritage Corp.	22,900	1,756
Caterpillar, Inc.	23,600	1,386
*Lexmark International, Inc.	20,700	1,264
United Technologies Corp.	17,800	923
NACCO Industries, Inc. Class A	7,400	847
*General Cable Corp.	38,300	643
*Toll Brothers, Inc.	12,200	545
*Hovnanian Enterprises Inc. Class A	10,500	538
Goodrich Corp.	11,100	492
American Power Conversion Corp.	17,600	456
W.W. Grainger, Inc.	6,400	403
*NVR, Inc.	400	354
		45,328
Technology (4.6%)
*Dell Inc.	701,500	23,991
Hewlett-Packard Co.	312,500	9,125
*Ingram Micro, Inc. Class A	166,300	3,083
*EMC Corp.	208,100	2,693
*Affiliated Computer Services, Inc. Class A	36,000	1,966
Rockwell Automation, Inc.	36,500	1,931
Harris Corp.	27,300	1,141
Electronic Data Systems Corp.	39,600	889
*Hutchinson Technology, Inc.	29,300	765
*ManTech International Corp.	7,400	195
*Avnet, Inc.	7,400	181
*Pomeroy IT Solutions, Inc.	11,500	131
		46,091
Utilities (13.0%)
Verizon Communications Inc.	802,002	26,217
SBC Communications Inc.	1,076,300	25,799
BellSouth Corp.	419,300	11,028
AT&T Corp.	519,680	10,290
American Electric Power Co., Inc.	183,500	7,285
Exelon Corp.	98,800	5,280
Duke Energy Corp.	149,300	4,355
Progress Energy, Inc.	93,500	4,184
FPL Group, Inc.	62,900	2,994
Entergy Corp.	37,800	2,809
Public Service Enterprise Group, Inc.	42,500	2,735
DTE Energy Co.	53,500	2,454
Edison International	48,700	2,303
Kinder Morgan, Inc.	23,300	2,241
Southern Co.	58,400	2,088
Sempra Energy	42,300	1,991
CenterPoint Energy Inc.	121,800	1,811
Constellation Energy Group, Inc.	29,400	1,811
PG&E Corp.	40,400	1,586
FirstEnergy Corp.	28,800	1,501
TECO Energy, Inc.	78,000	1,406

16

Shares	Market Value• ($000)

PPL Corp.	40,800	1,319
Xcel Energy, Inc.	56,500	1,108
Consolidated Edison Inc.	19,400	942
Duquesne Light Holdings, Inc.	35,100	604
Puget Energy, Inc.	23,300	547
*CMS Energy Corp.	32,300	531
Questar Corp.	5,900	520
CenturyTel, Inc.	13,500	472
Great Plains Energy, Inc.	15,400	461
PNM Resources Inc.	6,750	194
Energy East Corp.	3,100	78
Aqua America, Inc.	1,600	61
		129,005
Other (1.1%)
General Electric Co.	118,300	3,983
Johnson Controls, Inc.	45,000	2,792
SPX Corp.	50,100	2,302
Textron, Inc.	24,900	1,786
Walter Industries, Inc.	4,800	235
*GenCorp, Inc.	6,600	123
		11,221
Total Common Stocks
(Cost $876,662)		966,616
Temporary Cash Investments (4.6%)[1]
Money Market Fund (4.4%)
[2]Vanguard Market Liquidity Fund, 3.744%	35,072,914	35,073
[2]Vanguard Market Liquidity Fund, 3.744%--Note F	8,878,300	8,878
		43,951
	Face
	Amount
	($000)
U.S. Government Obligation (0.2%)
U.S. Treasury Bill [3] 3.781%, 3/23/06	2,000	1,964
Total Temporary Cash Investments (Cost $45,916)		45,915
Total Investments (101.9%) (Cost $922,578)		1,012,531
Other Assets And Liabilities (-1.9%)
Other Assets--Note C		19,897
Liabilities--Note F		(38,744)
		(18,847)
Net Assets (100%)
Applicable to 69,201,946 outstanding $.001
par value shares of beneficial interest (unlimited authorization)		993,684
Net asset value per share		$14.36

At September 30, 2005, net assets consisted of: [4]
	Amount ($000)	Per Share

Paid-in Capital	832,488	$12.03

Undistributed Net

Investment Income	12,083.17

Accumulated Net Realized Gains	59,187.86

Unrealized Appreciation (Depreciation)

Investment Securities	89,953	1.30

Futures Contracts	(27)	--

Net Assets	993,684	$14.36

o See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note F in Notes to Financial Statements.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.7% and 3.2%, respectively, of net assets. See Note D in Notes to Financial Statements.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Securities with a value of $1,964,000 have been segregated as initial margin for open futures contracts.
4 See Note D in Notes to Financial Statements for the tax-basis components of net assets.
REIT--Real Estate Investment Trust.

17

Statement of Operations

Year Ended September 30, 2005 ($000)

Investment Income

Income

Dividends	21,312

Interest[1]	987

Security Lending	154

Total Income	22,453

Expenses

Investment Advisory Fees--Note B

Basic Fee	2,015

Performance Adjustment	(769)

The Vanguard Group--Note C

Management and Administrative	2,135

Marketing and Distribution	143

Custodian Fees	11

Auditing Fees	17

Shareholders' Reports	31

Trustees' Fees and Expenses	1

Total Expenses	3,584

Net Investment Income	18,869

Realized Net Gain (Loss)

Investment Securities Sold	72,663

Futures Contracts	204

Realized Net Gain (Loss)	72,867

Change in Unrealized Appreciation (Depreciation)

Investment Securities	20,866

Futures Contracts	105

Change in Unrealized Appreciation (Depreciation)	20,971

Net Increase (Decrease) in Net Assets Resulting from Operations	112,707

1 Interest income from an affiliated company of the fund was $935,000.

18

Statement of Changes in Net Assets

	Year Ended September 30,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	18,869	10,230

Realized Net Gain (Loss)	72,867	24,216

Change in Unrealized Appreciation (Depreciation)	20,971	62,264

Net Increase (Decrease) in Net Assets Resulting from Operations	112,707	96,710

Distributions

Net Investment Income	(12,629)	(7,640)

Realized Capital Gain	--	--

Total Distributions	(12,629)	(7,640)

Capital Share Transactions--Note G

Issued	352,567	396,518

Issued in Lieu of Cash Distributions	11,156	6,819

Redeemed	(257,183)	(179,643)

Net Increase (Decrease) from Capital Share Transactions	106,540	223,694

Total Increase (Decrease)	206,618	312,764

Net Assets

Beginning of Period	787,066	474,302

End of Period[1]	993,684	787,066

1 Including undistributed net investment income of $12,083,000 and $7,567,000.

19

Financial Highlights

U.S. Value Fund	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$12.82	$10.82	$9.01	$10.46	$10.84

Investment Operations

Net Investment Income	.28	.19	.17	.13	.11

Net Realized and Unrealized Gain (Loss) on Investments	1.46	1.99	1.80	(1.48)	(.41)

Total from Investment Operations	1.74	2.18	1.97	(1.35)	(.30)

Distributions

Dividends from Net Investment Income	(.20)	(.18)	(.16)	(.10)	(.08)

Distributions from Realized Capital Gains	--	--	--	--	--

Total Distributions	(.20)	(.18)	(.16)	(.10)	(.08)

Net Asset Value, End of Period	$14.36	$12.82	$10.82	$9.01	$10.46

Total Return	13.65%	20.25%	22.08%	-13.11%	-2.82%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$994	$787	$474	$416	$283

Ratio of Total Expenses to Average Net Assets[1]	0.39%	0.49%	0.63%	0.54%	0.51%

Ratio of Net Investment Income to Average Net Assets	2.08%	1.61%	1.72%	1.36%	1.67%

Portfolio Turnover Rate	52%	56%	50%	46%	54%

1 Includes performance-based investment advisory fee increases (decreases) of (0.08%), 0.00%, 0.09%, 0.04%, and 0.03%.
  See accompanying notes, which are an integral part of the financial statements.

20

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in the Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

B. Grantham, Mayo, Van Otterloo & Co. LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 3000 Value Index. For the year ended September 30, 2005, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund’s average net assets before a decrease of $769,000 (0.08%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2005, the fund had contributed capital of $119,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,724,000 from undistributed net investment income, and $5,818,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of $8,034,000 to offset taxable capital gains realized during the year ended September 30, 2005, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2005, the fund had $22,896,000 of ordinary income and $49,335,000 of long-term capital gains available for distribution.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $89,953,000, consisting of unrealized gains of $140,603,000 on securities that had risen in value since their purchase and $50,650,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2005, the aggregate settlement value of open futures contracts expiring in December 2005 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	46	14,194	(27)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended September 30, 2005, the fund purchased $593,737,000 of investment securities and sold $453,415,000 of investment securities, other than U.S. government securities and temporary cash investments.

22

F. The market value of securities on loan to broker/dealers at September 30, 2005, was $8,544,000, for which the fund received cash collateral of $8,878,000.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2005	2004
	Shares (000)	Shares (000)

Issued	25,743	31,789

Issued in Lieu of Cash Distributions	817	564

Redeemed	(18,738)	(14,801)

Net Increase (Decrease) in Shares Outstanding	7,822	17,552

23

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Trustees of Vanguard U.S. Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 7, 2005

Special 2005 tax information (unaudited) for Vanguard U.S. Value Fund

This information for the fiscal year ended September 30, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $4,855,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $12,629,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 68.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes. Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns U.S. Value Fund Periods Ended September 30, 2005
	One Year	Five Years	Since Inception[1]

Returns Before Taxes	13.65%	7 .10	8.35%

Returns After Taxes on Distributions	13.41	6.73	8.00

Returns After Taxes on Distributions and Sale of Fund Shares	9.18	5.95	7 .07

1 June 29, 2000.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2005
U.S. Value Fund	Beginning Account Value 3/31/2005	Ending Account Value 9/30/2005	Expenses Paid During Period[1]

Based on Actual Fund Return	$1,000.00	$1,056.66	$2.06

Based on Hypothetical 5% Yearly Return	1,000.00	1,023.06	2.03

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for the period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

27

Trustees Renew Advisory Agreement

The board of trustees of Vanguard U.S. Value Fund has renewed the fund’s investment advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (GMO). The board determined that the retention of GMO was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of GMO’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the firm. Christopher M. Darnell, director of quantitative research at GMO, has been in investment management since 1979 and has managed the fund since its inception. Robert M. Soucy, managing director of U.S. Quantitative Equity at GMO, has been in investment management since 1987 and has also served as fund manager since the fund’s inception.

The board noted that the portfolio managers are backed by a firm of more than 80 investment professionals and that GMO continues to experience strong growth. The board concluded that the advisor’s experience, stability, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. GMO has carried out the fund’s investment strategy in disciplined fashion, and the results provided by GMO have been in line with expectations. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of GMO in determining whether to approve the advisory fee, because GMO is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

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Vanguard’s Policies for Managing Changes
to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

30

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Connect with
Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard's proxy
This material may be used in conjunction	voting guidelines by visiting our website,
with the offering of shares of any Vanguard	www.vanguard.com, and searching for
fund only if preceded or accompanied by	"proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available
from the SEC's website, www.sec.gov. In addition,
you may obtain a free report on how the fund voted
the proxies for securities it owned during the 12
months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington,
D.C. To find out more about this public service,
call the SEC at 202-942-8090. Information about your
fund is also available on the SEC's website, and you
can receive copies of this information, for a fee, by
sending a request in either of two ways: via e-mail
addressed to publicinfo@sec.gov or via regular mail
addressed to the Public Reference Section,
Securities and Exchange Commission, Washington,
DC 20549-0102.

(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1240 112005

Vanguard® Capital Value Fund

> Annual Report

September 30, 2005

> Vanguard Capital Value Fund returned 13.0% for the 12 months ended September 30, 2005, compared with returns of 16.8% and 15.1% for its benchmark index and the average multi-capitalization value fund, respectively.

> The fund’s investment advisor is increasingly finding value among nontraditional value stocks in the health care and technology sectors.

> Health care and financial services stocks made the largest contributions to the fund’s return for the year. The fund lagged most with its manufacturing stocks.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	8

Fund Profile	11

Performance Summary	12

Financial Statements	13

Your Fund's After-Tax Returns	22

About Your Fund's Expenses	23

Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2005

Vanguard Capital Value Fund	13.0%

Russell 3000 Value Index	16.8

Average Multi-Cap Value Fund[1]	15.1

Dow Jones Wilshire 5000 Index	14.7

Your Fund's Performance at a Glance September 30, 2004-September 30, 2005			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Capital Value Fund	$10.42	$11.64	$0.13	$0.00

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

After surging in the first half of its fiscal year, your fund’s performance moderated in the second half, resulting in only a slight advance beyond the gain we reported to you six months ago. Vanguard Capital Value Fund gained 13.0% for the 12 months ended September 30, 2005, a strong advance in its own right, but lower than the benchmark index’s result and the average return of peer mutual funds. The fund’s financial services and health care stocks performed well during the period, while the fund’s manufacturing stocks detracted from performance, as rising raw material and energy costs depressed their earnings.

The top table on page 1 compares the total return (capital change plus reinvested distributions) of your fund with those of the Russell 3000 Value Index, which represents the value issues among the 3,000 largest U.S. stocks; the average multi-capitalization value mutual fund; and the broad U.S. market, as measured by the Dow Jones Wilshire 5000 Composite Index. Details of per-share distributions and changes in the fund’s share price can be found in the second table on page 1. If you hold your shares in a taxable account, you may wish to review the fund’s after-tax returns on page 22.

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Despite some economic bumps, stocks fared well

The U.S. stock market navigated through the 12 months to produce strong gains, although it encountered some occasional periods of weakness. Throughout the fiscal year, economic reports generally suggested a solid expansion, though several warning signals flared. Some analysts wondered whether consumers—the pillar of the economy—could continue to withstand both the persistently high energy prices and the potentially wide-ranging impact of Hurricane Katrina.

During the fiscal year, the Dow Jones Wilshire 5000 Index returned 14.7%. Returns from both small- and mid-cap stocks outpaced those of large-cap issues. Value-oriented stocks (those that typically trade at below-market valuations relative to their earnings, book values, and other fundamental measures) generally produced better returns than growth-oriented issues (those priced in expectation of above-average earnings growth). International stocks, particularly in emerging markets, delivered outstanding returns relative to those of U.S. stocks.

Bonds continued to show a ‘flattening’ yield curve

In the fixed income market, short-term interest rates rose sharply while rates of the longest-term bonds fell. This unusual pattern led to a “flattening” of the yield curve. Since bond prices move in the opposite direction from yields, this flattening resulted in weak returns for short-term bonds and respectable returns for long-term bonds.

Market Barometer	Average Annual Total Returns Periods Ended September 30, 2005
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	14.3%	17.7%	-1.3%

Russell 2000 Index (Small-caps)	18.0	24.1	6.4

Dow Jones Wilshire 5000 Index (Entire market)	14.7	18.4	-0.5

MSCI All Country World Index ex USA (International)	29.5	27.2	4.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	2.8%	4.0%	6.6%

Lehman Municipal Bond Index	4.0	4.2	6.3

Citigroup 3-Month Treasury Bill Index	2.5	1.6	2.3

CPI

Consumer Price Index	4.7%	3.2%	2.7%

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The Federal Reserve Board raised its target federal funds rate eight times during the 12 months, for a total increase of 2 percentage points. The yield of the 3-month U.S. Treasury bill, which closely follows the Fed’s moves and serves as a proxy for money market rates, ended the period at 3.54%—more than double its initial 1.70% level. Meanwhile, the yield of the 10-year Treasury note, a benchmark for longer-term rates, started the fiscal year at 4.12%, rose to 4.48% in March, dipped to 3.91% by the end of June, and ended the period at 4.32%.

The Lehman Brothers Aggregate Bond Index, a measure of the broad investment-grade bond market, returned 2.8% for the 12 months. The returns of corporate bonds were generally higher than those of government issues. High-yield bonds, whose performance is generally more attuned to the financial health of their issuers than to interest rates, produced higher returns than Treasury and investment-grade corporate bonds.

Your fund’s distinct approach was evident during the period

A prolonged period of outperformance among value stocks has highlighted the difference between Vanguard Capital Value Fund and traditional value funds. Your fund is very concentrated in companies that have fallen out of favor with investors—unfairly, from the perspective of the fund’s investment advisor, Wellington Management Company. But traditional value sectors have hardly been out of favor. Many surged during the fiscal year and, in the process, became less attractive to your fund. For example, the fund had a very low

Expense Ratios: Your fund compared with its peer group
Expense Ratio[1]

Capital Value Fund	0.59%

Average Multi-Cap Value Fund	1.42

1 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

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exposure to integrated oil companies in the period. That underweighting hurt the fund’s performance relative to value benchmarks, though it was entirely in keeping with the advisor’s contrarian approach.

David Fassnacht of Wellington Management, who manages the fund, has instead been finding value in sectors that are not traditional hunting grounds for value managers, namely, technology and health care. For example, Microsoft and Cisco Systems were part of the portfolio over the fiscal year, a period in which the fund’s average allocation to the technology sector was about twice that of the benchmark index. As a group, the fund’s tech holdings provided a small gain during the 12 months. In health care, the advisor found attractive valuations among large pharmaceutical companies and health maintenance organizations, maintaining an exposure to the sector that was, on average, three times greater than the sector’s weighting in the Russell 3000 Value Index. During the period, the fund’s health care stocks gained 25.7%, contributing significantly to the total return. Two health maintenance organizations, WellPoint and Health Net, were among the fund’s ten best-performing stocks.

The fund’s largest sector, financial services, representing more than one-fifth of fund holdings, on average, performed well both on an absolute basis and relative to the financial services stocks in the index, which account for one-third of the overall index. The advisor largely avoided surging REITs, preferring beaten-down insurance companies such as ACE, which gained 19.9% during the year,

Total Returns	December 17, 2001,[1] Through September 30, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment

Capital Value Fund	4.8%	$11,955

Russell 3000 Value Index	9.5	14,082

Average Multi-Cap Value Fund	7.5	13,172

Dow Jones Wilshire 5000 Index	5.8	12,382

1 The fund’s inception date.

5

and CB Richard Ellis Group, the world’s largest commercial real estate services company, which soared 113.0%.

Chief among the detractors for the period were three commodities-intensive manufacturers: aluminum producer Alcoa and packaging manufacturers Smurfit-Stone Container and Pactiv. The rising cost of energy hit these companies particularly hard, as did the pricey commodities markets, which were under pressure as demand increased in emerging countries. The fund’s large weighting in Tyco International also was a drag on performance, as investors continued to take a wait-and-see approach on the turnaround of this conglomerate.

For further details on the fund’s performance and individual securities, please refer to the Advisor’s Report on page 8.

Fund’s contrarian strategy translated into volatility

It is difficult to provide a clear long-term picture for a fund that has been in existence for less than four years. The fund returned –33.2% in fiscal 2002, 36.8% in fiscal 2003, and 15.8% in fiscal 2004. While not a lengthy record, this helps you to understand what to expect from the fund. Because of the advisor’s contrarian style and relatively concentrated positions—there were 88 stocks in the portfolio at the fiscal year-end—returns will be volatile, often more so than those of the broad market.

The advisor tries to find stocks trading at prices that don’t reflect their value, perhaps because of investors’ overreaction to bad news, a change in management, or some other cloud over the company. In some market environments, the advisor’s approach will be handsomely rewarded; in others, the fund’s contrarian holdings will remain out of favor. Given the aggressive positioning of the fund, a roughly four-year period is insufficient to allow cycles in investor preference to play out to the fund’s advantage.

We are confident that over the long run, the advisor’s search for unrecognized value will produce competitive returns for the fund’s shareholders. Wellington Management has logged a solid long-term track record with several other Vanguard funds. The Capital Value Fund also has the advantage of Vanguard’s low costs: Its expense ratio is 0.59%, compared with 1.42% for the average peer fund. The gulf between the two gives your fund an edge in the long run that can be difficult for even the most talented asset manager to overcome.

Fund’s role is on the periphery of a diversified portfolio

Because Capital Value focuses on such a small slice of the value market, which, in turn, is a subset of the broad stock market, the fund is best used to complement holdings that offer exposure to the entire market. At Vanguard, we recommend using low-cost, widely diversified stock and bond index funds as the core of your

6

portfolio. Actively managed funds such as Capital Value are appropriate as satellite holdings, selected to align with your risk tolerance, time horizon, and investing objective. Developing an appropriate asset allocation for your portfolio—and rebalancing periodically to maintain that allocation—are critical in maintaining exposure to the full market, which allows you to benefit as different market segments take their turns in the sun.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
October 11, 2005

7

Advisor’s Report

After a solid performance in the first half of fiscal 2005, Vanguard Capital Value Fund had a disappointing second half, resulting in a 13.0% full-year return. The fund’s return lagged the 14.7% return of the Dow Jones Wilshire 5000 Index, the 16.8% return of the Russell 3000 Value Index, and the 15.1% return of the average multi-capitalization value fund.

The primary reason for the fund’s disappointing fiscal-year performance, particularly in the second six months of the period, was that the portfolio was poorly positioned for the spike in energy prices resulting from the supply disruptions created by Hurricanes Katrina and Rita. While the fund’s underweighted position in energy-related companies was a relative drag on performance, fund holdings that were indirectly affected by the energy price spikes had a larger negative impact. These included companies that were large buyers of energy or raw materials and companies that were highly dependent on consumer spending. In particular, fund holdings in the materials & processing, auto & transportation, and consumer discretionary sectors were hit particularly hard in late August and September.

While we build the portfolio one stock at a time, the industry sectors in which we had the largest concentrations of net purchases over the fiscal year included technology, consumer discretionary, and pharmaceuticals within health care.

Conversely, the sectors in which we had the largest net sales included financials, energy, and industrials.

Our five best stocks for the year, in terms of their contribution to the fund’s total return, were Petróleo Brasileiro (energy), WellPoint (health care), CB Richard Ellis Group (commercial real estate), EnCana (energy), and Wyeth (pharmaceuticals), while the five worst performers were Alcoa (aluminum), Smurfit-Stone Container (packaging), Pactiv (packaging), Yellow Roadway (trucking), and Fannie Mae (financials).

Our investment philosophy

Our investment philosophy is predicated on the belief that markets are efficient over the long term; however, over short and intermediate terms, markets tend to exaggerate current trends and overreact to new information. This is even truer today with the explosion of hedge funds, which tend to have very short investment horizons. We focus on trying to assess the fair value of a company when viewed in a long-term context, and we seek to opportunistically take advantage of price dislocations that result from the market’s shorter-term focus. Since we are by nature contrarians, with a longer investment horizon than the market, the fund’s investment results can differ meaningfully from broad-market and/or value-style indexes in any given quarter or year; however, over the longer term, we strive to outperform both.

8

Our outlook and strategy

The combination of higher short-term interest rates and soaring energy prices appears set to take its toll on the heretofore resilient U.S. consumer. Rising gasoline, heating oil, and natural gas costs alone will severely reduce discretionary consumer income for a meaningful portion of U.S. households. In addition, the sharp rise in short-term interest rates will reduce consumer discretionary income as the bumper crop of adjustable-rate mortgages and home equity loans issued in recent years begin to reset at higher rates. Finally, higher minimum credit-card payments will most likely add further financial strain on many consumers. All of these pressures will be disproportionately large for lower-income households, and we believe that these households will be forced to curtail discretionary spending as we move through the winter. We also believe that there will be some great buying opportunities created as this scenario unfolds.

While the consumer may be on the cusp of rolling over, we see increasing opportunities in companies—particularly in the materials and industrials sectors—that have seen profit margins pounded by the recent spike in energy and raw material costs. In many cases, these higher costs will be recovered through higher pricing and other cost-reduction initiatives during 2006.

While there are numerous imbalances in the global marketplace today, the global underpricing of credit risk raises the most concern. Excess liquidity has caused credit spreads to tighten, and lenders have allowed their underwriting standards to deteriorate considerably. Given the amount of financial leverage being used to squeeze out incremental returns in the fixed income markets, we are concerned about the possibility of a financial crisis, or at the least, the fear that one may occur. As long as credit risk remains significantly underpriced, I believe the Federal Reserve Board will continue to raise short-term interest rates, despite the risk of recession, in an effort to remove some of this excess liquidity.

Reminiscent of the late 1990s, when the investment world revolved around technology and the Internet, today’s momentum market is all about China and energy. Prices of stocks and commodities that touch the energy supply chain have been rocketing for the better part of two years, and many of the large consumers of energy have been turned into roadkill. We will not chase the returns of energy stocks, which are currently overvalued relative to our view of long-term normalized earnings, nor will we pay high multiples for pedestrian defensive stocks during this period of uncertainty. While these periods of rising market volatility are typically detrimental to your fund’s short-term relative performance,

9

they also create some of the best opportunities to buy good companies at deeply discounted valuations, which is where our team’s focus remains.

We are quite enthusiastic about the value in the fund today, and we continue to toil diligently in search of undervalued stocks in an effort to reward you for your trust and patience.

David R. Fassnacht, Portfolio Manager
Wellington Management Company, LLP

October 18, 2005

10

Fund Profile
As of September 30, 2005

Portfolio Characteristics
	Fund	Comparative Index[1]	Broad Index[2]

Number of Stocks	88	1,971	4,967

Median Market Cap	$21.7B	$28.5B	$27.0B

Price/Earnings Ratio	23.1x	15.8x	21.1x

Price/Book Ratio	2.1x	2.1x	2.8x

Yield	0.8%	2.4%	1.6%

Return on Equity	13.5%	16.0%	17.7%

Earnings Growth Rate	11.9%	10.3%	9.1%

Foreign Holdings	20.6%	0.0%	2.2%

Turnover Rate	46%	--	--

Expense Ratio	0.59%	--	--

Short-Term Reserves	1%	--	--

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]	Broad Index[2]

Auto & Transportation	10%	2%	2%

Consumer Discretionary	9	9	15

Consumer Staples	0	5	7

Financial Services	19	35	22

Health Care	14	6	12

Integrated Oils	2	11	5

Other Energy	3	4	5

Materials & Processing	9	5	4

Producer Durables	7	3	5

Technology	16	5	13

Utilities	6	13	6

Other	4	2	4

Short-Term Reserves	1%	--	--

Volatility Measures
	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.90	1.00	0.92	1.00

Beta	1.17	1.00	1.16	1.00

Ten Largest Holdings[3] (% of total net assets)

Cisco Systems, Inc.	computer hardware	5.2%

Citigroup, Inc.	banking	4.5

Tyco International Ltd.	conglomerate	3.7

Cinram International Inc.	media	3.7

Comcast Corp.	telecommunications services	3.6

Wyeth	pharmaceuticals	3.2

Sanofi-Synthelabo SA ADR	pharmaceuticals	3.2

Sprint Nextel Corp.	telecommunications services	2.7

Compagnie Generale des	industrial

Etablissements Michelin SA	manufacturing	2.7

Bank of America Corp.	banking	2.7

Top Ten		35.2%

Investment Focus

1 Russell 3000 Value Index.
2Dow Jones Wilshire 5000 Index.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.
   See page 26 for a glossary of investment terms.

11

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2001–September 30, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended September 30, 2005		Final Value of a $10,000
	One Year	Since Inception[1]	Investment

Capital Value Fund	12.98%	4.83%	$11,955

Dow Jones Wilshire 5000 Index	14.65	5.81	12,382

Russell 3000 Value Index	16.78	9.46	14,082

Average Multi-Cap Value Fund[2]	15.12	7.55	13,172

Fiscal-Year Total Returns (%): December 17, 2001–September 30, 2005

[Dark Gray] - Capital Value Fund
[Light Gray] - Russell 3000 Value Index

1 December 17, 2001.
2 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 18 for dividend and capital gains information.

12

Financial Statements

Statement of Net Assets
As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (98.8%)

Auto & Transportation (9.8%)
*Compagnie Generale des
Etablissements Michelin
SA B Shares	192,821	11,390
American Axle &
Manufacturing Holdings, Inc.	352,600	8,138
*Yellow Roadway Corp.	150,000	6,213
*US Airways	257,083	4,861
Lear Corp.	122,900	4,175
*Continental Airlines, Inc.
Class B	318,000	3,072
*TRW Automotive
Holdings Corp.	35,900	1,053
*AirTran Holdings, Inc.	82,300	1,042
*^Pinnacle Airlines Corp.	155,500	1,011
*AMR Corp.	67,800	758
		41,713
Consumer Discretionary (9.0%)
Time Warner, Inc.	435,900	7,894
Dex Media, Inc.	277,700	7,717
Foot Locker, Inc.	349,300	7,664
Ruby Tuesday, Inc.	177,300	3,858
Whirlpool Corp.	33,800	2,561
Newell Rubbermaid, Inc.	105,300	2,385
TJX Cos., Inc.	76,100	1,559
^Blockbuster Inc. Class A	282,100	1,340
*Liberty Global, Inc. Class A	45,147	1,223
*Liberty Global, Inc. Series C	45,147	1,162
CBRL Group, Inc.	24,900	838
Ross Stores, Inc.	19,300	457
		38,658
Financial Services (19.3%)
Citigroup, Inc.	419,400	19,091
Bank of America Corp.	269,790	11,358
CIT Group Inc.	192,700	8,706
ACE Ltd.	173,900	8,185
RenaissanceRe
Holdings Ltd.	182,900	7,998
MBNA Corp.	263,400	6,490
Apollo Investment Corp.	209,900	4,156
Capital One Financial Corp.	43,200	3,435
*CB Richard Ellis Group, Inc.	55,200	2,716
*KKR Financial Corp. REIT	110,500	2,458
American International
Group, Inc.	30,900	1,915
Fannie Mae	31,350	1,405
Radian Group, Inc.	23,900	1,269
The Hartford Financial
Services Group Inc.	11,600	895
Everest Re Group, Ltd.	8,700	852
Freddie Mac	11,700	661
IPC Holdings Ltd.	17,900	584
		82,174
Health Care (13.5%)
Wyeth	296,600	13,724
Sanofi-Synthelabo SA ADR	326,600	13,570
GlaxoSmithKline PLC ADR	110,500	5,666

13

Shares	Market Value• ($000)

Pfizer Inc.	223,060	5,570
*Sanofi-Aventis	64,924	5,394
*Endo Pharmaceuticals
Holdings, Inc.	143,500	3,827
*GlaxoSmithKline PLC	140,141	3,586
*Theravance, Inc.	127,000	2,672
Eli Lilly & Co.	44,200	2,366
*Health Net Inc.	32,300	1,528
		57,903
Integrated Oils (2.2%)
Petroleo Brasileiro
Series A ADR	122,600	7,816
Petro Canada	42,400	1,769
		9,585
Other Energy (2.7%)
EnCana Corp.	89,610	5,225
Talisman Energy, Inc.	83,500	4,078
Devon Energy Corp.	31,600	2,169
		11,472
Materials & Processing (9.4%)
Alcoa Inc.	387,400	9,460
*Pactiv Corp.	469,900	8,233
Cytec Industries, Inc.	118,000	5,119
*Smurfit-Stone
Container Corp.	400,212	4,146
E.I. du Pont de
Nemours & Co.	93,700	3,670
Sappi Ltd. ADR	238,600	2,813
*Akzo Nobel NV	59,442	2,604
Aracruz Celulose SA ADR	51,900	2,106
Engelhard Corp.	73,800	2,060
		40,211
Producer Durables (6.8%)
Applied Materials, Inc.	488,700	8,288
Goodrich Corp.	152,500	6,762
*LAM Research Corp.	160,600	4,893
*Teradyne, Inc.	242,000	3,993
LM Ericsson Telephone Co.
ADR Class B	82,100	3,025
*Varian Semiconductor
Equipment Associates, Inc.	28,300	1,199
*Axcelis Technologies, Inc.	136,000	710
		28,870
Technology (15.5%)
*Cisco Systems, Inc.	1,236,900	22,178
Cinram International Inc.	715,600	15,630
*Fairchild Semiconductor
International, Inc.	524,000	7,787
Microsoft Corp.	294,400	7,575
*BE Semiconductor
Industries NV	759,119	3,305
*Arrow Electronics, Inc.	88,100	2,763
*Unisys Corp.	362,000	2,404
Flextronics International Ltd.	168,600	2,167
*Vishay Intertechnology, Inc.	143,800	1,718
*Avnet, Inc.	36,800	900
		66,427
Utilities (6.4%)
*Comcast Corp. Special
Class A	480,500	13,829
Sprint Nextel Corp.	493,712	11,740
*Comcast Corp. Class A	56,900	1,672
		27,241
Other (4.2%)
Tyco International Ltd.	566,400	15,774
Miscellaneous (0.5%)[1]		2,327
		18,101
Total Common Stocks
(Cost $378,526)		422,355
Temporary Cash Investments (1.3%)
Money Market Fund (0.5%)
[2]Vanguard Market Liquidity
Fund, 3.744%--Note G	2,167,400	2,167

14

	Face Amount ($000)	Market Value• ($000)

Repurchase Agreement (0.8%)

Goldman Sachs & Co. 3.900%,
10/3/05 (Dated 9/30/05,
Repurchase Value $3,301,000,
Collaterized by Federal
National Mortgage Assn.,
5.500%-7.000%,
2/1/25-6/1/35)	3,300	3,300

Total Temporary Cash Investments
(Cost $5,467)		5,467

Total Investments (100.1%)
(Cost $383,993)		427,822

Other Assets and Liabilities (-0.1%)

Other Assets--Note C		4,777

Liabilities--Note G		(5,177)

		(400)

Net Assets (100%)

Applicable to 36,732,309 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		427,422

Net asset value per share		$11.64

At September 30, 2005, net assets consisted of: [3]
	Amount ($000)	Per Share

Paid-in Capital	365,475	$9.95

Undistributed Net

Investment Income	2,025.06

Accumulated Net

Realized Gains	16,093.44

Unrealized Appreciation	43,829	1.19

Net Assets	427,422	$11.64

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1 Securities representing up to 5% of the market value of unaffiliated securities are permitted to be combined and reported as “miscellaneous securities” provided that they have been held for less than one year and not previously reported by name.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 See Note E in Notes to Financial Statements for the tax-basis components of net assets. ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

15

Statement of Operations

Year Ended September 30, 2005 ($000)

Investment Income

Income

Dividends	6,738

Interest	63

Security Lending	59

Total Income	6,860

Expenses

Investment Advisory Fees--Note B

Basic Fee	967

Performance Adjustment	319

The Vanguard Group--Note C

Management and Administrative	1,138

Marketing and Distribution	65

Custodian Fees	13

Auditing Fees	17

Shareholders' Reports	19

Trustees' Fees and Expenses	1

Total Expenses	2,539

Expenses Paid Indirectly--Note D	(69)

Net Expenses	2,470

Net Investment Income	4,390

Realized Net Gain (Loss) on Investment Securities Sold	42,528

Change in Unrealized Appreciation (Depreciation) of Investment Securities	5,291

Net Increase (Decrease) in Net Assets Resulting From Operations	52,209

16

Statement of Changes in Net Assets

	Year Ended September 30,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	4,390	3,756

Realized Net Gain (Loss)	42,528	22,005

Change in Unrealized Appreciation (Depreciation)	5,291	21,672

Net Increase (Decrease) in Net Assets Resulting from Operations	52,209	47,433

Distributions

Net Investment Income	(4,940)	(2,152)

Realized Capital Gain	--	--

Total Distributions	(4,940)	(2,152)

Capital Share Transactions--Note H

Issued	72,307	180,992

Issued in Lieu of Cash Distributions	4,442	1,982

Redeemed	(106,651)	(109,730)

Net Increase (Decrease) from Capital Share Transactions	(29,902)	73,244

Total Increase (Decrease)	17,367	118,525

Net Assets

Beginning of Period	410,055	291,530

End of Period1	427,422	410,055

1 Including undistributed net investment income of $2,025,000 and $2,870,000.

17

Financial Highlights

	Year Ended September 30,			Dec. 17, 2001[1] to Sept. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$10.42	$9.05	$6.68	$10.00

Investment Operations

Net Investment Income	0.12[2]	.09	.06	.05

Net Realized and Unrealized Gain (Loss) on Investments	1.23	1.34	2.38	(3.37)

Total from Investment Operations	1.35	1.43	2.44	(3.32)

Distributions

Dividends from Net Investment Income	(.13)	(.06)	(.07)	--

Distributions from Realized Capital Gains	--	--	--	--

Total Distributions	(.13)	(.06)	(.07)	--

Net Asset Value, End of Period	$11.64	$10.42	$9.05	$6.68

Total Return	12.98%	15.82%	36.78%	-33.20%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$427	$410	$292	$187

Ratio of Total Expenses to Average Net Assets[3]	0.59%	0.53%	0.53%	0.54%[4]

Ratio of Net Investment Income to Average Net Assets	1.01%[2]	0.95%	0.82%	0.77%[4]

PortfolioTurnover Rate	46%	40%	40%	40%

1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Includes performance-based investment advisory fee increases (decreases) of 0.07%, 0.00%, (0.05%), and 0.00%.
4 Annualized.

See accompanying notes, which are an integral part of the financial statements.

18

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones Wilshire 5000 Index. For the year ended September 30, 2005, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund’s average net assets before an increase of $319,000 (0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2005, the fund had contributed capital

19

of $53,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2005, these arrangements reduced the fund’s expenses by $69,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $295,000 from undistributed net investment income, and $1,116,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of $25,319,000 to offset taxable capital gains realized during the year ended September 30, 2005, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2005, the fund had $2,597,000 of ordinary income and $16,132,000 of long-term capital gains available for distribution.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $43,790,000, consisting of unrealized gains of $64,651,000 on securities that had risen in value since their purchase and $20,861,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2005, the fund purchased $196,396,000 of investment securities and sold $227,415,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at September 30, 2005, was $2,036,000, for which the fund received cash collateral of $2,167,000.

H. Capital shares issued and redeemed were:

	Year Ended September 30,
	2005	2004
	Shares (000)	Shares (000)

Issued	6,303	17,607

Issued in Lieu of Cash Distributions	389	195

Redeemed	(9,312)	(10,668)

Net Increase (Decrease) in Shares Outstanding	(2,620)	7,134

20

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Trustees of Vanguard Capital Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Value Fund (the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia,Pennsylvania

November 7, 2005

Special 2005 tax information (unaudited) for Vanguard Capital Value Fund

This information for the fiscal year ended September 30, 2005, is included pursuant to provisions of the Internal Revenue Code. The fund distributed $1,116,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $4,940,000 of qualified dividend income to shareholders during the fiscal year. For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Value Fund Periods Ended September 30, 2005
	One Year	Since Inception[1]

Returns Before Taxes	12.98%	4.83%

Returns After Taxes on Distributions	12.79	4.66

Returns After Taxes on Distributions and Sale of Fund Shares	8.68	4.07

1 December 17, 2001.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2005
Capital Value Fund	Beginning Account Value 3/31/2005	Ending Account Value 9/30/2005	Expenses Paid During Period[1]

Based on Actual Fund Return	$1,000.00	$1,011.29	$3.33

Based on Hypothetical 5% Yearly Return	1,000.00	1,021.76	3.35

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.66%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

24

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

25

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

30

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Connect with
Vanguard, and the ship logo are trademarks
of The Vanguard Group, Inc.

Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of
Institutional Investor Services > 800-523-1036	their respective owners.

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard's
This material may be used in conjunction	proxy voting guidelines by visiting
with the offering of shares of any Vanguard	our website, www.vanguard.com, and
fund only if preceded or accompanied by	searching for "proxy voting guidelines,"
the fund's current prospectus	or by calling Vanguard at 800-662-2739.
They are also available from the SEC's
website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the
proxies for securities it owned during the 12
months ended June 30.To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about
your fund at the SEC's Public Reference
Room in Washington, D.C. To find out more
about this public service, call the SEC
at 202-942-8090. Information about your fund
is also available on the SEC's website, and
you can receive copies of this information, for
a fee, by sending a request in either of two
ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail
addressed to the Public Reference Section,
Securities and Exchange Commission,
Washington, DC 20549-0102.

(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3280 112005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2005: $52,000
Fiscal Year Ended September 30, 2004: $52,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended September 30, 2005: $2,152,740
Fiscal Year Ended September 30, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended September 30, 2005: $382,200
Fiscal Year Ended September 30, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended September 30, 2005: $98,400
Fiscal Year Ended September 30, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended September 30, 2005: $0
Fiscal Year Ended September 30, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2005: $98,400
Fiscal Year Ended September 30, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 16, 2005

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	November 16, 2005

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.